                                             2

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant(s)          / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/ X/  Preliminary proxy statement

/ /   Definitive proxy statement

/   / Definitive additional materials

/   / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

BOND FUND SERIES
OPPENHEIMER MIDCAP FUND
OPENHEIMER QUEST CAPITAL VALUE FUND, INC.
OPPENHEIMER QUEST FOR VALUE FUNDS
OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.
OPPENHEIMER QUEST VALUE FUND, INC.
ROCHESTER FUND MUNICIPALS
ROCHESTER PORTFOLIO SERIES
------------------------------------------------------------
(Name of Registrant(s) as Specified in Its Charter)

SAME AS ABOVE
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/ X / No Fee Requred

/   / Fee Computed on table below per Exchange Act Rules 14a
      -6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange
      Act Rule 0-11: 1

(4)   Proposed maximum aggregate value of transaction:
/   / Check  box if any  part  of the  fee is  offset  as  provided  by  Exchange  Act  Rule
        0-11(a)(2)   and  identify  the  filing  for  which  the  offsetting  fee  was  paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:

--------------------

                                             1

                          BOND FUND SERIES on behalf of
                     -Oppenheimer Convertible Securities Fund
                             OPPENHEIMER MIDCAP FUND
                    OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
                  OPPENHEIMER QUEST FOR VALUE FUNDS on behalf of
                         -Oppenheimer Quest Balanced Fund
                    -Oppenheimer Quest Opportunity Value Fund
                     -Oppenheimer Small- & Mid-Cap Value Fund
                 OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.
                        OPPENHEIMER QUEST VALUE FUND, INC.
                            ROCHESTER FUND MUNICIPALS
                     ROCHESTER PORTFOLIO SERIES on behalf of
                      -Limited Term New York Municipal Fund

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD December 5, 2005

      The Oppenheimer funds listed above (each a "Fund" and collectively the
"Funds") will host a joint Special Meeting of Shareholders on December 5, 2005 at
1:00 p.m., Mountain Time, as may be adjourned from time-to-time.  The Special
Meeting will be held at the Funds' offices located at 6803 South Tucson Way,
Centennial, Colorado 80112.  At the Special Meeting, shareholders will be asked to vote on the following:

      1.    A proposal to elect the Board of Trustees for each Fund;

      2.    Proposals to change or eliminate certain fundamental investment policies.

      Any shareholder who owned shares of a Fund at the close of business on
September 14, 2005 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting.  Please read the full text of the enclosed Proxy Statement for a complete understanding of the proposals.

              YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
                          WE URGE YOU TO VOTE PROMPTLY.
                             YOUR VOTE IS IMPORTANT.

Dated: September 23, 2005

                                       By Order of the Board of Trustees/Directors

                                                         Robert G. Zack, Secretary

  PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING
                                      TODAY

                          BOND FUND SERIES on behalf of
                     -Oppenheimer Convertible Securities Fund
                             OPPENHEIMER MIDCAP FUND
                    OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
                  OPPENHEIMER QUEST FOR VALUE FUNDS on behalf of
                         -Oppenheimer Quest Balanced Fund
                    -Oppenheimer Quest Opportunity Value Fund
                     -Oppenheimer Small- & Mid-Cap Value Fund
                 OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.
                        OPPENHEIMER QUEST VALUE FUND, INC.
                            ROCHESTER FUND MUNICIPALS
                     ROCHESTER PORTFOLIO SERIES on behalf of
                      -Limited Term New York Municipal Fund

                      JOINT SPECIAL MEETING OF SHAREHOLDERS

                                 December 5, 2005

      This is a Proxy Statement for the above listed Oppenheimer funds (each a
"Fund" and collectively the "Funds").  The Board of Trustees or Board of
Directors ("Board") of each of the Funds is soliciting proxies for a joint
Special Meeting of Shareholders of each Fund to approve proposals that have already been approved by the Board.  (For purposes of this Proxy Statement, a member of the Board is referred to as a "Trustee" and collectively referred to as the "Trustees".)

      The Board has sent you this Proxy Statement to ask for your vote on several proposals affecting your Fund.  The Funds will hold a Special Meeting of
Shareholders on December 5, 2005 at 1:00 p.m., Mountain Time, as may be
adjourned from time to time.  The Special Meeting will be held at the Funds'
offices located at 6803 South Tucson Way, Centennial, Colorado  80112 in order to consider the proposals described in this Proxy Statement.

      Any shareholder who owned shares of a Fund on September 14, 2005 (the
"Record Date") will receive notice of the Meeting and will be entitled to vote at the meeting or any adjournment or postponement of the meeting.  Shareholders are entitled to cast one vote for each full share and fractional vote for each fractional share they owned on the Record Date.

      You should read the entire Proxy Statement before voting.  If you have any questions, please call 1-800-225-5677 (1-800-CALL-OPP).  The Funds expect to mail the Notice of Special Meeting, this Proxy Statement and proxy ballot to shareholders on or about September 23, 2005.

      The Funds are required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC").
The SEC maintains a website that contains information about the Funds
(www.sec.gov).  You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 450 Fifth Street,
N.W., Washington, D.C.  20549.  You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information
Services of the SEC at 450 Fifth Street, N.W., Washington, D.C.  20549, at
prescribed rates.

      The Annual Report to Shareholders of each Fund, including financial statements of the Fund, has previously been sent to shareholders.  Upon request, each Fund's most recent annual and subsequent semi-annual report (if available)
is available at no cost.  To request a report please call the Funds toll-free at
1-800-CALL OPP (1-800-225-5677), or write to the Funds at OppenheimerFunds
Services, P.O. Box 5270, Denver, Colorado  80217-5270.

                              QUESTIONS AND ANSWERS:

What proposals am I being asked to vote on?

      You are being asked to vote on the following proposals:

PROPOSAL 1: Depending on your Fund(s) and as indicated below, to elect six or seven Trustees to the Fund(s).

---------------------------------------------------------
Funds with Six Nominees               Nominees
-----------------------               --------
---------------------------------------------------------
---------------------------------------------------------
MidCap Fund                           Paul Y. Clinton
Quest Balanced Fund                   Thomas W. Courtney
Quest Capital Value Fund              Robert G. Galli
Quest International Value Fund        Lacy B. Herrmann
Quest Opportunity Value Fund          John W. Murphy
Quest Value Fund                      Brian F. Wruble
Small- & Mid-Cap Value Fund
---------------------------------------------------------
---------------------------------------------------------
Funds with Seven Nominees             Nominees
-------------------------             --------
---------------------------------------------------------
---------------------------------------------------------
Convertible Securities Fund           John Cannon
Limited Term New York Municipal Fund  Paul Y. Clinton
Rochester Fund Municipals             Thomas W. Courtney
                                      Robert G. Galli
                                      Lacy B. Herrmann
                                      John W. Murphy
                                      Brian F. Wruble

---------------------------------------------------------

      For the election of Trustees, shareholders of Quest Balanced Fund, Quest
Opportunity Value Fund, and Small- & Mid-Cap Value Fund (each a series of
Oppenheimer Quest For Value Funds) will vote together.  Shareholders of all other Funds will vote separately.

PROPOSAL 2:  To approve changes in, or elimination of, certain fundamental investment policies.

      The following key provides a brief description of each sub-proposal in
Proposal 2.  Following the key is a table showing which proposals apply to your
Fund(s).

      Shareholders of each Fund vote separately on each sub-proposal in Proposal
2 as indicated in the table.

2a:   Borrowing                       2i:   Pledging, Mortgaging or
2b:   Concentration of Investments    Hypothecating of
                                             Assets
2c:   Diversification of Investments  2j:   Real Estate and Commodities
2d:   Puts and Calls                  2k:  Senior Securities
2e:   Trustee Ownership               2l:   Underwriting
2f:    Investing in Other Investment  2m:  Investing in Unseasoned Issuers
Companies
2g:   Lending                         2n:   Miscellaneous Investment
2h:   Margin and Short Sales          Percentage
                                              Restrictions
                                      2o:   Investing to Exercise Control

-----------------------------------------------------------------------------
Name of Oppenheimer    2a  2b 2c  2d  2e 2f 2g  2h  2i 2j 2k  2l 2m   2n 2o
Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Convertible            X   X  X   X   X  X  X   X      X  X   X  X    X
Securities Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Limited Term New York  X   X  X   X   X     X   X   X  X  X   X       X  X
Municipal Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
MidCap Fund                X  X             X          X  X   X
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Quest Balanced Fund    X   X  X       X     X       X  X  X   X          X
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Quest Capital Value    X   X  X       X     X       X  X  X   X          X
Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Quest International    X   X  X       X  X  X       X  X  X   X          X
Value Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Quest Opportunity      X   X  X       X     X       X  X  X   X       X  X
Value Fund
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Quest Value Fund       X   X  X   X   X  X  X       X  X  X   X          X
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Rochester Fund         X   X  X       X     X   X   X  X  X   X          X
Municipals
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Small- & Mid-Cap       X   X  X       X     X       X  X  X   X          X
Value Fund
-----------------------------------------------------------------------------

Has my Fund's Board approved the Proposals?

      Yes. The Board unanimously approved these proposals and recommends that you vote to approve each proposal.

Why am I being asked to elect Trustees?

      The Board of the seven Funds listed in the first row below is currently comprised of the five Trustees listed under "Current Trustees", each of whom is being nominated to serve as a Trustee for those seven Funds.  The Board of the three Funds listed in the second row below is comprised of the same five
Trustees and John Cannon, each of whom is being nominated to serve as a
Trustee.  Additionally, John W. Murphy  is being nominated to serve as a Trustee on all ten  Funds so that the  Funds would  have six (or seven) Trustees, as shown under "Nominees" in the third column.  Each Trustee, other than Mr.
Murphy, is an "Independent Trustee" meaning that he is not an "interested person" of the Funds (as that term is defined in the Investment Company Act of
1940 (the "Investment Company Act")).

---------------------------------------------------------------------------
Funds                                 Current Trustees        Nominees
-----                                 ----------------        --------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
MidCap Fund                           Paul Y. Clinton    Paul Y. Clinton
Quest Balanced Fund                   Thomas W. Courtney Thomas W.
Quest Capital Value Fund              Robert G. Galli    Courtney
Quest International Value Fund        Lacy B. Herrmann   Robert G. Galli
Quest Opportunity Value Fund          Brian F. Wruble    Lacy B. Herrmann
Quest Value Fund                                         John W. Murphy
Small- & Mid-Cap Value Fund                              Brian F. Wruble

---------------------------------------------------------------------------
---------------------------------------------------------------------------
Convertible Securities Fund           John Cannon        John Cannon
Limited Term New York Municipal Fund  Paul Y. Clinton    Paul Y. Clinton
Rochester Fund Municipals             Thomas W. Courtney Thomas W.
                                      Robert G. Galli    Courtney
                                      Lacy B. Herrmann   Robert G. Galli
                                      Brian F. Wruble    Lacy B. Herrmann
                                                         John W. Murphy
                                                         Brian F. Wruble

---------------------------------------------------------------------------

      Section 16(a) of the Investment Company Act requires that at least a majority of the Trustees be elected by the shareholders.  Furthermore, in the event of a retirement or resignation of a Trustee or if the Board desires to increase the membership of the Board, new or additional Trustees cannot be appointed by the existing Trustees to fill such vacancies unless, after those appointments, at least 66.67% of the Trustees have been elected by shareholders.
Currently, the seven Funds with five Trustees have 60% of their Trustees elected by shareholders and the three Funds with six Trustees have 66.67% of their
Trustees elected by shareholders.  This means that in order to change the composition of the Board members and satisfy the requirement that 66.67% of the
Trustees be elected by the shareholders, a shareholder vote is necessary to elect Trustees.  The election of all the Trustees by shareholders will facilitate the appointment by the Board of future Trustees in the event of a retirement, resignation or expansion of the Board.

      Why is the Board recommending changes to or elimination of, certain investment policies for the Funds, and why must the changes be submitted to shareholders?

      In some cases the changes to, or elimination of, a policy is in response to changes in regulatory requirements since the Funds implemented their current policies.  Changes are also recommended in an effort to modernize the policies, provide the Funds additional flexibility, and/or achieve consistency among the
Funds and other funds in the Oppenheimer family of funds.  The Proxy Statement explains each of the proposed changes to, or elimination of, a policy.
Shareholders are only being asked to approve the changes in investment policies that are "fundamental" and that apply to their respective Fund(s).  A
"fundamental" investment policy can be changed only with the approval of shareholders.

      Will the proposed changes in the fundamental investment policies change the investment objective or operations of my Fund?

      No.  Each Fund will continue to be managed according to its current investment objective.  Although the proposed changes in the fundamental investment policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in any Fund or the manner in which any Fund is managed at the present time.  In addition, the Board does not anticipate that the proposed changes will materially affect the manner in which the Funds are managed. In the future, if the Board determines to change materially the manner in which any Fund is managed, that Fund's prospectus will be amended to reflect such a change.

      When will the Shareholder Meeting be held?

      The Meeting will be held on December 5, 2005, unless it is adjourned.

      How do I vote my shares?

      You can vote your shares by completing and signing the enclosed proxy ballot(s), and mailing the proxy ballot(s) in the enclosed postage paid envelope. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call 1-800-225-5677
(1-800-CALL-OPP).

                                       PROPOSAL 1

                               ELECTION OF TRUSTEES

      At the Meeting, the Nominees listed below are to be elected as Trustees for each Fund as indicated in the table below.  Each Nominee is an Independent
Trustee.

----------------------------------------------------------------------
Funds                               Nominees
-----                               --------
----------------------------------------------------------------------
----------------------------------------------------------------------
MidCap Fund                         Paul Y. Clinton
Quest Balanced Fund                 Thomas W. Courtney
Quest Capital Value Fund            Robert G. Galli
Quest International Value Fund      Lacy B. Herrmann
Quest Opportunity Value Fund        John W. Murphy
Quest Value Fund                    Brian F. Wruble
Small- & Mid-Cap Value Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
Convertible Securities Fund         John Cannon
Limited Term New York Municipal     Paul Y. Clinton
Fund                                Thomas W. Courtney
Rochester Fund Municipals           Robert G. Galli
                                    Lacy B. Herrmann
                                    John W. Murphy
                                    Brian F. Wruble

----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------

      If elected, the Trustees will serve indefinite terms until their respective successors are duly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Funds that, unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of all the nominees named  as Trustees of the Funds.  Persons nominated as Trustees must receive a plurality of the votes cast, which means that the six (6) or seven (7) nominees receiving the highest number of affirmative votes for each Fund cast at the Meeting will be elected.

       If a nominee should be unable to accept election, serve his or her term or resign, the Board may, subject to the Investment Company Act, in its discretion, select another person to fill the vacant position.  Each of the nominees has consented to be named as such in this Proxy Statement and to serve as Trustee if elected.

      The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. Although the Funds will not normally hold annual meetings of their shareholders, the Funds may do so  from time to time on important matters.

        Shareholders also have the right to call a meeting to remove a Trustee or to take other action as described in the Funds' organizing documents.  Also, if at any time, less than a majority of the Trustees holding office has been elected by the shareholders of a Fund, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees to that Fund.

      The Trustees are not required to attend nor do they plan to attend this
Special Meeting of Shareholders.

What Factors Did The Board Consider In Selecting The Nominees?

      The Audit Committee of the Funds serves as the nominating committee for the Funds' Board.  The members of the Audit Committee, each of whom is an
Independent Trustee, recommended and nominated each Nominee listed below to the
Board.  After due consideration, the Board recommended to shareholders the election of those Nominees.  In making the recommendation, the Board and the
Audit  Committee took into consideration a number of factors, including the knowledge, background, and experience of each of the Nominees.

      Except for John Cannon, each Trustee currently serves as a Trustee for all
Funds included in this Proxy Statement.  Mr. Cannon serves as a Trustee for three (3) Funds included in this Proxy Statement: Convertible Securities Fund,
Limited Term New York Municipal Fund, and Rochester Fund Municipals.

      The Nominees and the Funds' officers (including the portfolio managers), their positions with the Funds and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below.  The address of each Trustee in the chart below is 6803
S. Tucson Way, Centennial, CO 80112-3924. Each Trustee will serve for an indefinite term, until his  resignation, retirement, death or removal.

Nominees for Independent Trustees

----------------------------------------------------------------------------
Name,                   Principal Occupation(s) During At Least the Past 5
Position(s) Held with   Years;
Funds,                  Other Trusteeships/Directorships Held by Trustee;
Length of Service,      Number of Portfolios in Fund Complex Overseen by
Age                     Trustee if elected at the Meeting
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Thomas W. Courtney,     Principal of Courtney Associates, Inc.
Independent Chairman    (1982-Present) (venture capital firm); former
of the Board of         General Partner of Trivest Venture Fund (private
Trustees                venture capital fund); President of Investment
Trustee Since: 1985     Counseling Federated Investors, Inc. (1973-1982);
Age: 72                 Trustee of the following open-end investment
                        companies: Chairman of the Board of Cash Assets
                        Trust, PIMCO Advisors VIT, Tax Free Trust of
                        Arizona and four funds for the Hawaiian Tax Free
                        Trust. If elected at the meeting, the Trustee
                        would oversee 10 portfolios in the
                        OppenheimerFunds complex.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
John Cannon,            Director, Neuberger Berman Income Managers Trust,
Trustee of 3 Funds      Neuberger & Berman Income Funds and Neuberger
(Convertible            Berman Trust, (1995-present); Neuberger Berman
Securities Fund,        Equity Funds (November 2000-present); Trustee,
Rochester Fund          Neuberger Berman Mutual Funds (October
Municipals, and         1994-present); formerly held the following
Limited Term New York   positions at CDC Investment Advisors (a registered
Municipal Fund) Since:  investment adviser): Chairman and Treasurer
1992                    (December 1993-February 1996), and Independent
Age:  75                Consultant, Chief Investment Officer (1996-June
                        2000); formerly President of AMA Investment
                        Advisers, Inc.(July 1986-December1992) a financial
                        service affiliate of the American Medical
                        Association. If elected at the meeting, the
                        Trustee would oversee  3 portfolios in the
                        OppenheimerFunds complex.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Paul Y. Clinton,        Principal of Clinton Management Associates (a
Trustee Since: 1983     financial and venture capital consulting firm)
Age: 74                 (1996-present); Trustee of PIMCO Advisors VIT
                        (open-end investment company); former director or
                        trustee of the following open-end investment
                        companies: OCC Cash Reserves, Inc. (1989-December
                        2002), Capital Cash Management Trust
                        (1979-December 2004), Prime Cash Fund and
                        Narragansett Insured Tax-Free Income Fund
                        (1996-December 2004). If elected at the meeting,
                        the Trustee would oversee 10 portfolios in the
                        OppenheimerFunds complex.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Robert G. Galli,        A trustee or director of other Oppenheimer funds.
Trustee Since: 1998     If elected at the meeting, the Trustee would
Age: 72                 oversee 33 portfolios in the OppenheimerFunds
                        complex.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Lacy B. Herrmann,       Chairman of the Board of Aquila Management
Trustee Since: 1984     Corporation, the sponsoring organization and
Age: 76                 parent of the manager, administrator, adviser
                        and/or sub-adviser and Chairman or Chairman
                        Emeritus of the Board of Trustees and President of
                        11 funds in the Aquila fund complex; Chairman of
                        Aquila Investment Management (since 2004) and
                        Chief Executive Officer (1986-2004) (sub-adviser
                        and administrator of funds in the Aquila fund
                        complex; Director of Aquila Distributors, Inc.,
                        (since 1981) and formerly President and Secretary
                        (distributor of the above funds); Trustee PIMCO
                        Advisors VIT; Trustee Emeritus of Brown University
                        and the Hopkins School. If elected at the meeting,
                        the Trustee would oversee 10 portfolios in the
                        OppenheimerFunds complex.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Brian F. Wruble,        General Partner of Odyssey Partners, L.P. (since
Trustee since:  2001    September 1996) (hedge funds in distribution since
Age: 62                 January 1997); Director of Special Value
                        Opportunities Fund, LLC (since September 2004);
                        Investment Advisory Board of Zurich Financial
                        Services (since October 2004); Board of Governing
                        Trustees of The Jackson Laboratory (since August
                        1990) (non profit); Trustee of Institute for
                        Advanced Study (since May 1992) (educational
                        institute). Formerly Special Limited Partner
                        (January 1999-September 2004) and Managing
                        Principal (through December 1998) of Odyssey
                        Investment Partners, LLC (private equity
                        investment); Trustee of Research Foundation of
                        AIMR (2000-2002) (investment research,
                        non-profit); Governor, Jerome Levy Economics
                        Institute of Bard College (August 1990-September
                        2001) (economics research); Governor, Association
                        of Investment Management & Research
                        (1992-1998); Trustee, Institute of Chartered
                        Financial Analysts (1992-1998); Chairman,
                        Institute of Chartered Financial Analysts
                        (1994-1995). If elected at the meeting, the
                        Trustee would oversee 10 portfolios in the
                        OppenheimerFunds complex
----------------------------------------------------------------------------

Nominee for Interested Trustee

      The address of Mr. Murphy in the chart below is Two World Financial
Center, 225 Liberty Street, New York, NY 10281-1008.  Mr. Murphy will serve for an indefinite term, until his resignation, retirement, death or removal.

----------------------------------------------------------------------------
Name,                  Principal Occupation(s) During Past 5 Years;
Position(s) Held with  Other Trusteeships/Directorships Held by Trustee;
Fund,                  Number of Portfolios in Fund Complex Currently
Length of Service      Overseen by Trustee
Age
----------------------------------------------------------------------------
----------------------------------------------------------------------------
John V. Murphy,        Chairman, Chief Executive Officer and director
President since 2001   (since June 2001) and President (since September
Age: 56                2000) of OppenheimerFunds, Inc. (the "Manager");
                       President and a director or trustee of other
                       Oppenheimer funds; President and a director (since
                       July 2001) of Oppenheimer Acquisition Corp. (the
                       Manager's parent holding company) and of
                       Oppenheimer Partnership Holdings, Inc. (a holding
                       company subsidiary of the Manager); a director
                       (since November 2001) of OppenheimerFunds
                       Distributor, Inc. (a subsidiary of the Manager);
                       Chairman and a director (since July 2001) of
                       Shareholder Services, Inc. and of Shareholder
                       Financial Services, Inc. (transfer agent
                       subsidiaries of the Manager); President and a
                       director (since July 2001) of OppenheimerFunds
                       Legacy Program (a charitable trust program
                       established by the Manager); a director of the
                       investment advisory subsidiaries of the Manager:
                       OFI Institutional Asset Management, Inc. and
                       Centennial Asset Management Corporation (since
                       November 2001), HarbourView Asset Management
                       Corporation and OFI Private Investments, Inc.
                       (since July 2001); President (since November 1,
                       2001) and a director (since July 2001) of
                       Oppenheimer Real Asset Management, Inc.; a director
                       (since November 2001) of Trinity Investment
                       Management Corp. and Tremont Advisers, Inc.
                       (investment advisory affiliates of the Manager);
                       Executive Vice President (since February 1997) of
                       Massachusetts Mutual Life Insurance Company (the
                       Manager's parent company); a director (since June
                       1995) of DLB Acquisition Corporation (a holding
                       company that owns the shares of David L. Babson &
                       Company, Inc.); formerly, Chief Operating Officer
                       (September 2000-June 2001) of the Manager;
                       President and trustee (November 1999-November 2001)
                       of MML Series Investment Fund and MassMutual
                       Institutional Funds (open-end investment
                       companies); a director (September 1999-August 2000)
                       of C.M. Life Insurance Company; President, Chief
                       Executive Officer and director (September
                       1999-August 2000) of MML Bay State Life Insurance
                       Company. If elected at the meeting, the Trustee
                       would oversee 76 portfolios as Trustee/Director.
                       An officer for 83 portfolios in the
                       OppenheimerFunds complex.
----------------------------------------------------------------------------

Share Ownership of Independent Trustees

      The  dollar  ranges  of  securities  beneficially  owned by the  Independent
Trustees in the Funds and in the  Oppenheimer  family of funds as of December  31,
2004 are as follows:

----------------------------------------------------------------------------
Name of      Dollar Range of Equity Securities Owned   Aggregate Dollar
Independent  in the Funds                              Range of Equity
Trustee                                                Securities in All
                                                       Funds Overseen or
                                                       to be Overseen by
                                                       Trustee or Nominee
                                                       in Oppenheimer
                                                       Family of
                                                       Investment Companies
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Cannon   Convertible Securities Fund               $10,001-$50,000
             ($10,001-$50,000)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Clinton  Quest Opportunity Value Fund              Over $100,000
             ($10,001-$50,000)
             Quest Value Fund (Over $100,000)
             Small- & Mid-Cap Value Fund
             ($50,001-$100,000)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Courtney Convertible Securities Fund               $10,001-$50,000
             ($10,001-$50,000)
             Quest Value Fund ($10,001-$50,000)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Galli    MidCap Fund (Over $100,000)               Over $100,000
             Small- & Mid-Cap Value Fund (Over
             $100,000)
             Convertible Securities Fund (Over
             $100,000)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Herrmann Quest Value Fund ($10,001-$50,000)        $10,001-$50,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Wruble   Limited Term New York Municipal Fund      Over $100,000
             ($1-$10,000)
             Convertible Securities Fund
             ($10,001-$50,000)
             MidCap Fund ($1-$10,000)
             Quest Balanced Fund ($10,001-$50,000)
             Quest Capital Value Fund
             ($10,001-$50,000)
             Quest International Value Fund
             ($10,001-$50,000)
             Quest Opportunity Value Fund
             ($10,001-$50,000)
             Quest Value Fund ($10,001-$50,000)
             Small- and Mid-Cap Value Fund
             ($50,001-$100,000)
             Rochester Fund Municipals ($1-$10,000)
----------------------------------------------------------------------------

General Information Regarding the Board

      The Funds are governed by the Board, which is responsible for protecting the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Funds' activities, review their performance and review the actions of OppenheimerFunds, Inc. (the "Manager") (and any investment sub-adviser, if applicable) which is responsible for the Funds' day-to-day operations.  Six meetings of the Funds' current Board were held during the calendar year ended December 31, 2004.  Each Trustee nominee was present for at least 75% of the aggregate number of meetings and all committees on which that
Trustee served that were held during the period.

Committees of the Board

      The Board has an Audit Committee which is comprised solely of Independent
Trustees.  The members of the Audit Committee are Messrs. Clinton (Chairman),
Courtney, Galli, Hermann, and Wruble.  The Audit Committee met six times during the calendar year ended December 31, 2004.

      The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm. The Audit
Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent registered public accounting firm concerning the Fund's internal accounting procedures and controls, and reviews reports by the Manager's internal auditor among other duties as set forth in the Audit Committee's charter which is attached as
Appendix A to this Proxy Statement.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees and selecting and nominating
Independent Trustees for election.  The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees.  The full Board elects new Trustees except  when a shareholder vote is required.

      If the Board determines that a vacancy exists or is likely to exist on the
Board, the Audit Committee will consider candidates for Board membership including any nominees recommended by Independent Board members, any other Board members including board members affiliated with the Funds' investment advisors, or the Funds' shareholders.  The Audit Committee may consider such persons at such time as it meets to consider possible nominees.  The Audit Committee, however, reserves sole discretion to determine the candidates to present to the
Board and/or shareholders when it meets for the purpose of considering potential nominees.

      To date, the Audit Committee has been able to identify from its own resources an ample number of qualified candidates.  Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the Audit Committee Shareholders wishing to submit a nominee for election to the
Board may do so by mailing their submission to the offices of OppenheimerFunds,
Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY
10281-1008, to the attention of the Board of Trustees of [name of Fund], c/o the
Secretary of the Fund.  Submissions should, at a minimum, be accompanied by the following:  (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment
Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated;
and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.  Shareholders should note that a person who owns securities issued by
Massachusetts Mutual Life Insurance Company ("MassMutual") (the parent company of the Manager) would be deemed an "interested person" under the Investment
Company Act.  In addition, certain other relationships with MassMutual or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      Although candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders, the Audit Committee has not established specific qualifications that  must be met by a trustee nominee.  In evaluating trustee nominees, the Audit Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules.  The Audit Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees. The Audit Committee may, upon Board approval, retain an executive search firm or use the services of legal, financial, or other external counsel to assist in screening potential candidates.

 There are no differences in the manner in which the Audit Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

Compensation of Trustees

      The officers of the Funds, who are employed by  the Manager, receive no salary or fee from the Funds.  The Board's Independent Trustees received the compensation shown below from each Fund for the Fund's most recently completely fiscal year. The compensation in the fourth column below represents compensation received for serving as a director or trustee and member of a board committee
(if applicable)  during the calendar year ended December 31, 2004.

 ------------------------------------------------------------------------
 Independent       Aggregate Compensation   Estimated        Total
                                             Annual      Compensation
                                           Retirement      From All
                                            Benefits      Oppenheimer
 Trustee Name and                          to be Paid   Funds For Which
 Other Board                                  Upon        Individual
 Position(s)                               Retirement(1)   Serves As
 (as applicable)        From the Fund                  Trustee/Director
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 Thomas W.         LT NY Municipal:          $88,728       $121,000
                   $16,585
                   Convertible
                   Securities: $6,929
                   MidCap:   $7,994
                   Quest Balanced: $27,901
                   Quest Capital Value:
 Courtney,         $5,908
 Chairman of the   Quest Int'l Value:
 Board, Audit      $6,011
 Committee Member  Quest Opp'ty Value:
                   $12,078
                   Quest Value: $8,140
                   Small-& Mid-Cap Value:
                   $7,307
                   Rochester Fund Munis:
                   $25,147
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 John Cannon,      LT NY Municipal:          $27,963        $36,054
                   $12,335
                   Convertible
                   Securities: $3,950
                   Rochester Fund Munis:
                   $19,769
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 Paul Y. Clinton,  LT NY Municipal:          $85,662       $116,000
                   $15,811
                   Convertible
                   Securities: $6,789
                   MidCap:   $7,784
                   Quest Balanced: $26,380
                   Quest Capital Value:
                   $5,835
 Audit Committee   Quest Int'l Value:
 Member            $5,932
                   Quest Opp'ty Value:
                   $11,599
                   Quest Value: $7,920
                   Small-& Mid- Cap
                   Value: $7,143
                   Rochester Fund Munis:
                   $23,807
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 Robert G. Galli,  LT NY Municipal:        $90,023(2)     $237,312(3)
                   $14,735
                   Convertible
                   Securities: $6,350
                   MidCap:   $7,273
                   Quest Balanced: $24,562
                   Quest Capital Value:
                   $5,462
 Audit Committee   Quest Int'l Value:
 Member            $5,552
                   Quest Opp'ty Value:
                   $10,820
                   Quest Value: $7,400
                   Small-& Mid-Cap Value:
                   $6,678
                   Rochester Fund Munis:
                   $22,168
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 Lacy B. Herrmann, LT NY Municipal:          $81,676       $111,000
                   $15,035
                   Convertible
                   Securities: $6,650
                   MidCap:   $7,573
                   Quest Balanced: $24,862
                   Quest Capital Value:
                   $5,762
 Audit Committee   Quest Int'l Value:
 Member            $5,852
                   Quest Opp'ty Value:
                   $11,120
                   Quest Value: $7,700
                   Small-& Mid-Cap Value:
                   $6,978
                   Rochester Fund Munis:
                   $22,468
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 Brian F. Wruble,  LT NY Municipal:          $24,369       $111,000
                   $15,035
                   Convertible
                   Securities: $6,650
                   MidCap:   $7,573
                   Quest Balanced: $24,862
                   Quest Capital Value:
                   $5,762
 Audit Committee   Quest Int'l Value:
 Member            $5,852
                   Quest Opp'ty Value:
                   $11,120
                   Quest Value: $7,700
                   Small-& Mid-Cap Value:
                   $6,978
                   Rochester Fund Munis:
                   $22,468
 ------------------------------------------------------------------------

1. Under the Current Retirement Plan for the Board, Estimated Annual Retirement
   Benefits to be Paid Upon Retirement is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits as described below under "Retirement Plan for Trustees".
3. Includes $49,230 estimated to be paid to Mr. Galli for serving as trustee or director of 23 other Oppenheimer funds (at June 30, 2005) that are not included in this Proxy Statement.
4. Includes $129,312 paid to Mr. Galli for serving as trustee or director of 23 other Oppenheimer funds that are not included in this Proxy Statement.

Retirement Plan for Trustees

      The Funds have adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as Trustee for any of the Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

Deferred Compensation Plan for Trustees

      The Board has adopted a Deferred Compensation Plan for Independent
Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustee's fees under the plan will not materially affect the
Funds' assets, liabilities and net income per share. The plan will not obligate the Funds to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the
Funds may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the
Trustee's deferred fee account.

Officers

      Information is given below about the  officers of the Funds, including their business experience during the past five years. Messrs. Gillespie,
Petersen, Vandehey, Vottiero, Wixted and Zack and Mses. Bloomberg and Ives,
respectively, hold the same offices with the other Oppenheimer funds in the
OppenheimerFunds family of funds. The address of the officers in the chart below is as follows:  for Messrs. Gillespie, Zack and Ms. Bloomberg, Two World
Financial Center, 225 Liberty Street, New York, NY 10281-1008, for Messrs.
Petersen, Vandehey, Vottiero, Wixted and Ms. Ives, 6803 S. Tucson Way,
Centennial, CO 80112-3924.  All officers serve at the pleasure of the Board.
Each officer serves for an indefinite term or until his  earlier resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                               Officers of the Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Funds, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer (since March 1999) of
Treasurer since 1999    the Manager; Treasurer of HarbourView Asset Management
Age: 45                 Corporation, Shareholder Services, Inc., Oppenheimer Real
                        Asset Management, Inc., Shareholder Financial Services,
                        Inc., Oppenheimer Partnership Holdings, Inc. (since March
                        1999), of OFI Private Investments, Inc. (since March 2000),
                        OppenheimerFunds International Ltd. and OppenheimerFunds
                        plc (since May 2000) of OFI Institutional Asset Management,
                        Inc. (since November 2000), and of OppenheimerFunds Legacy
                        Program (a Colorado non-profit corporation) (since June
                        2003); Treasurer and Chief Financial Officer (since May
                        2000) of OFI Trust Company (a trust company subsidiary of
                        the Manager); Assistant Treasurer (since March 1999) of
                        Oppenheimer Acquisition Corp. Formerly Assistant Treasurer
                        of Centennial Asset Management Corporation (March
                        1999-October 2003) and OppenheimerFunds Legacy Program
                        (April 2000-June 2003). An officer of 83 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer (since
Vice President and      March 2004) of the Manager; Vice President (since June
Chief Compliance        1983) of OppenheimerFunds Distributor, Inc., Centennial
Officer since 2004      Asset Management Corporation and Shareholder Services,
Age:  54                Inc.  Formerly (until February 2004) Vice President and
                        Director of Internal Audit of the Manager.  An officer of
                        83 Portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice President/Fund Accounting of the Manager since March
Assistant Treasurer     of 2002.  Formerly Vice President/Corporate Accounting of
since 2002              the Manager (July 1999-March 2002).  An officer of 83
Age: 41                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager since August 2002;
Assistant Treasurer     formerly Manager/Financial Product Accounting (November
since 2004              1998-July 2002) of the Manager.  An officer of 83
Age:  34                portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary               Counsel (since February 2002) of the Manager; General
since 2001              Counsel and a director (since November 2001) of the
Age: 56                 Distributor; General Counsel (since November 2001) of
                        Centennial Asset Management Corporation; Senior Vice
                        President and General Counsel (since November 2001) of
                        HarbourView Asset Management Corporation; Secretary and
                        General Counsel (since November 2001) of Oppenheimer
                        Acquisition Corp.; Assistant Secretary and a director
                        (since October 1997) of OppenheimerFunds International Ltd.
                        and OppenheimerFunds plc; Vice President and a director
                        (since November 2001) of Oppenheimer PartnershipHoldings,
                        Inc.; a director (since November 2001) of Oppenheimer Real
                        Asset Management, Inc.; Senior Vice President, General
                        Counsel and a director (since November 2001)Shareholder
                        Financial Services, Inc. and OFI Trust Company; Vice
                        President (since November 2001) of Oppenheimer Funds Legacy
                        Program; Senior Vice President and General Counsel (since
                        November 2001) of OFI Institutional Asset Management, Inc.;
                        a director (since June 2003) of OppenheimerFunds (Asia)
                        Limited.  Formerly Senior Vice President (May 1985-December
                        2003), Acting General Counsel (November 2001-February 2002)
                        and associate General Counsel (May 1981-October 2001) of
                        the Manager; Assistant Secretary of Shareholder Services,
                        Inc. (May 1985-November 2001), Shareholder Financial
                        Services, Inc. (November 1989-November 2001); and
                        OppenheimerFunds International Ltd. (October 1997-November
                        2001).  An Officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior  Vice  President  and Deputy  General  Counsel of the
Assistant Secretary     Manager since  September 2004.  Formerly Mr.  Gillespie held
since 2004              the  following   positions  at  Merrill   Lynch   Investment
Age:  40                Management:  First  Vice  President  (2001-September  2004);
                        Director  (from  2000) and Vice  President  (1998-2000).  An officer of 74 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager;
since 2001              Vice President (since 1999)  and Assistant secretary (since
Age: 39                 October 2003) of the Distributor; Assistant Secretary
                        (since October 2003) of Centennial Asset Management
                        Corporation; Vice President and Assistant Secretary (since
                        1999) of Shareholder Services, Inc.; Assistant Secretary
                        (since December 2001) of OppenheimerFunds Legacy Program
                        and of Shareholder Financial Services, Inc. Formerly an
                        Assistant Counsel (August 1994-October 2003). An officer of
                        83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager since
Assistant Secretary     May 2004; formerly First Vice President and Associate
since 2004              General Counsel of UBS Financial Services Inc. (formerly
Age:  36                PaineWebber Incorporated) (May 1999-April 2004).  An
                        officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      Officers/Portfolio Managers of the Funds

------------------------------------------------------------------------------------
Name,                        Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund,
Length of Service,
Age
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
John Damian,                 Vice President of the Manager since September 2001;
Vice President and           an officer of 2 portfolios in the OppenheimerFunds
Portfolio Manager            complex; formerly Senior Analyst/Director for
Small- & Mid-Cap Value Fund  Citigroup Asset Management (November 1999 - September
since 2004                   2001).
Age:  37
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Edward Everett,              Vice President of the Manager since January 2000; an
Vice President and           officer of 1 portfolio in the OppenheimerFunds
Portfolio Manager            complex; formerly Assistant Vice President of the
Convertible Securities Fund  Manager and of the Fund (January 1996 - January 2000).
since 1997
Age: 39
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Emmanuel Ferreira,           Vice President of the Manager since January 2003.  An
Vice President and           officer of 5 portfolios in the OppenheimerFunds
Portfolio Manager            complex.  Formerly, Portfolio Manager at Lashire
Quest Opportunity Value      Investments (July 1999-December 2002).
Fund since 2005
Age:  38
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ronald H. Fielding,          Senior Vice President of the Manager since January
Vice President and           1996; Chairman of the Rochester Division of the
Portfolio Manager Rochester  Manager since January 1996; an officer of 10
Fund Municipals and Limited  portfolios in the OppenheimerFunds complex.
Term New York Municipal
Fund since 2004
Age:  56
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Dominic Freud,               Vice President of the Manager since April 2003. An
Vice President and           officer of 2 portfolios in the OppenheimerFunds
Portfolio Manager Quest      complex. Formerly, a Partner and European Equity
International Value Fund     Portfolio manager at SLS Management (January 2002 -
since 2003                   February 2003) prior to which he was head of the
Age:  46                     European equities desk and managing director at SG
                             Cowen (May 1994 - January 2002).
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Christopher Leavy,           Senior Vice President of the Manager since September
Vice President and           2000; an officer of 8 portfolios in the
Portfolio Manager            OppenheimerFunds complex. Formerly a portfolio
Small- & Mid-Cap Value       manager of Morgan Stanley Dean Witter Investment
since 2001 and Quest Value   Management (1997 - September 2000).
Fund since 2005
Age:  34
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
John O'Hare,                 Vice President of the Manager since September 2003;
Vice President and           an officer of 2 portfolios in the OppenheimerFunds
Portfolio Manager            complex. Formerly Executive Vice President and
MidCap Fund since 2003       Portfolio Manager (June 2000 - August 2003) and
Age: 47                      Portfolio Manager and Senior Vice President (August
                             1997 - June 2000) at Geneva Capital Management, Ltd.
                             (an investment advisor).
------------------------------------------------------------------------------------

      As of September 14, 2005, the Trustees, nominees for Trustee and officers, individually and as a group, beneficially owned less than 1% of the outstanding shares of any Fund.  The foregoing statement does not reflect ownership of shares of any Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above.  In addition, each Independent Trustee
(including his family members) does not own securities of either the Manager or
OppenheimerFunds Distributor, Inc. (the "Distributor" of the Funds) or any
person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Independent Registered Public Accounting Firm Fees and Services

Each of the Funds selected KPMG LLP as its Independent Registered Public
Accounting Firm ("Principal Accountant" or "KPMG") for each of the Funds' 2004 and 2003 fiscal years as well as the current fiscal year.

Audit Fees.  KPMG billed the Funds the following amounts in each Fund's fiscal
----------
2004 or 2003 for professional services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years.

     ---------------------------------------------------------------
                     Fund                     2004         2003
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Convertible Securities Fund           $20,000     $20,000
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Limited Term New York Municipal Fund  $35,000     $30,000
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     MidCap Fund                           $15,000     $15,000
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Quest Balanced Fund                   $35,000     $30,000
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Quest Capital Value Fund              $10,000     $10,000
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Quest International Value Fund        $15,000     $15,000
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Quest Opportunity Value Fund          $25,000     $25,000
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Quest Value Fund                      $15,000     $15,000
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Rochester Fund Municipals             $50,000     $45,000
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Small- & Mid-Cap Value Fund           $10,000     $10,000
     ---------------------------------------------------------------

Audit-Related Fees.  Audit-related fees are for assurance and related services
------------------
by KPMG that are reasonably related to the performance of the auditor's review of the Funds' financial statements and are not reported under the prior category.  Audit-related fees would include, among others:  due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.  Except for MidCap
Fund, KPMG did not bill any such audit-related fees in each Fund's fiscal 2004 or 2003 to the Funds, or to the Fund's investment adviser or any entity controlling, controlled by, or under common control with the adviser that
provides ongoing services to the Funds.   KPMG billed $6,500 in Audit Related
Fees to MidCap Fund in 2003.

Tax Fees.  Tax Fees would include tax compliance, tax planning and tax advice.
--------
Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services.  Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.  KPMG did not bill any such amounts in the Funds'
fiscal 2004 or 2003 to the Funds or to the Fund's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.

All Other Fees.  All other fees would include products and services provided by
--------------
KPMG other than the services reported under the prior three categories. Such fees would include the cost to KPMG of attending audit committee meetings.

     ---------------------------------------------------------------
                     Fund                     2004         2003
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Convertible Securities Fund           $74         $90
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Limited Term New York Municipal Fund  $408        $550
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     MidCap Fund                           $103        $121
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Quest Balanced Fund                   $791        $795
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Quest Capital Value Fund              $37         $38
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Quest International Value Fund        $42         $45
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Quest Opportunity Value Fund          $248        $328
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Quest Value Fund                      $114        $132
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Rochester Fund Municipals             $714        $692
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Small- & Mid-Cap Value Fund           $86         $69
     ---------------------------------------------------------------

      During its regularly scheduled periodic meetings, the Funds' Audit
Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Funds.

      The Audit Committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees so pre-approved are presented to the Audit
Committee at its next regularly scheduled meeting.

      Pre-approval of non-audit services may be waived provided that:  1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the Fund's fiscal year in which services are provided; 2) such services were not recognized by the Fund at the time of engagement as non-audit services;
and 3) such services are promptly brought to the attention of the Audit
Committee of the Fund and approved prior to the completion of the audit.  All services described in "Audit-Related Fees", "Tax Fees" and "All Other Fees" were pre-approved by the Funds' current Audit Committee.

      KPMG billed the following aggregate non-audit amounts in each Fund's fiscal 2004 and/or 2003 to the Fund and each Fund's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.  Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

----------------------------------------------------------------
                 Fund                      2004         2003
----------------------------------------------------------------
----------------------------------------------------------------
Convertible Securities Fund                  $45,574     $5,090
----------------------------------------------------------------
----------------------------------------------------------------
Limited Term New York Municipal Fund         $45,908     $5,550
----------------------------------------------------------------
----------------------------------------------------------------
MidCap Fund                                  $45,603    $11,621
----------------------------------------------------------------
----------------------------------------------------------------
Quest Balanced Fund                          $46,291     $5,795
----------------------------------------------------------------
----------------------------------------------------------------
Quest Capital Value Fund                     $45,537     $5,038
----------------------------------------------------------------
----------------------------------------------------------------
Quest International Value Fund               $45,583     $5,045
----------------------------------------------------------------
----------------------------------------------------------------
Quest Opportunity Value Fund                 $45,748     $5,328
----------------------------------------------------------------
----------------------------------------------------------------
Quest Value Fund                             $45,728    $11,632
----------------------------------------------------------------
----------------------------------------------------------------
Rochester Fund Municipals                    $46,214     $5,962
----------------------------------------------------------------
----------------------------------------------------------------
Small- & Mid-Cap Value Fund                  $45,586     $5,069
----------------------------------------------------------------

      The Funds' current Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds' investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.  No such services were rendered.  Representatives of KMPG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE
                             AS TRUSTEE OF THE FUNDS.

                                   PROPOSAL 2 -

   TO APPROVE CHANGES IN, OR THE ELIMINATION OF, CERTAIN FUNDAMENTAL INVESTMENT
   POLICIES OF THE FUNDS

      Proposal 2 is a series of sub-proposals to change or eliminate certain fundamental investment restrictions currently applicable to the different Funds.
Each  sub-proposal contained within Proposal 2 is described separately within this section.  The table at the front of this Proxy Statement will assist you in determining which proposals apply to your Fund and which investment policy or restriction changes are proposed for each Fund.

      Each sub-proposal item contained in Proposal 2 requires the approval of a
"majority of the outstanding voting securities" of each Fund voting separately.
(See also "Voting Information" on page __.)A "majority of the outstanding voting securities" means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date or 67% of the voting shares of the Fund present at the Special Meeting if more than 50% of the voting shares of the Fund are present at the Special Meeting in person or by proxy. Abstentions will have the effect of a "no" vote on obtaining  approval for the sub-proposals in Proposal 2.

      Each Fund operates in accordance with its investment objective, policies and restrictions, which are described in its prospectus and statement of additional information (together, the "prospectus").  Each Fund's policies generally are classified as either "fundamental" or "non-fundamental."  The
Investment Company Act requires that certain policies of the Funds be classified as fundamental.  Fundamental policies can be changed only by a shareholder vote.  The Funds' current fundamental investment policies are included in each
Fund's statement of additional information.  Non-fundamental policies may be changed by the Trustees without shareholder approval, although significant changes will be described in amendments to the Fund's prospectus.

      Proposal 2 is intended to modernize and standardize the description of the
Funds' investment policies by amending or eliminating fundamental policies or reclassifying as non-fundamental any fundamental policies not required to be fundamental.  The proposals are designed to provide the Funds with maximum flexibility to pursue their investment objective and respond to an ever-changing investment environment.  The Funds, however, have no current intention of significantly changing their actual investment strategies should shareholders approve the proposed changes.

      In light of the opportunity afforded by this Special Meeting of
Shareholders to review the fundamental investment policies of each Fund, the
Manager reviewed all of the fundamental policies and restrictions with the following goals: (i) to simplify, streamline and modernize the Funds' policies that are required to be fundamental, (ii) to standardize or make consistent the fundamental policies and restrictions for all of the Funds to the extent possible, and (iii) to reclassify as non-fundamental those policies previously required to be fundamental that are no longer required to be so classified, or eliminate fundamental policies that are no longer required or that are not appropriate for the operation of the Fund.

      Since the organization of many of the Funds, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the
National Securities Markets Improvement Act of 1996 ("NSMIA") and are no longer applicable to mutual funds. As a result, some of the Funds continue to be subject to several fundamental investment policies that are either more restrictive than required under current regulations or no longer required at all.

      The proposed standardized fundamental investment policies cover those areas for which the Investment Company Act requires the Funds to have a fundamental policy. The proposed policies satisfy current regulatory requirements but are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect each Fund's current investment objectives.

      These proposals seek shareholder approval of changes that are intended to accomplish the foregoing goals.  By making the fundamental policies of all Funds consistent when it is possible to do so, monitoring compliance with the stated
policies would be streamlined and more efficient.  Clarifying and modernizing investment restrictions generally would allow the Funds to operate more efficiently within the limits of the Investment Company Act.  These revisions should give the Funds greater flexibility to take advantage of, and react to, changes in financial markets and new investment vehicles. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with holding future shareholder meetings to revise fundamental investment policies that become unnecessary, outdated or inappropriate.

      The Board believes that the Manager's ability to manage the Funds'
portfolios in a changing regulatory or investment environment will be enhanced and that investment management opportunities will be increased by the proposed changes.  As a result, the Board has concluded that, to the extent possible, it would be in the best interests of all of the Funds to have uniform and consistent fundamental policies. Therefore, the Board has authorized the submission to each Fund's shareholders for their approval, and the Board recommends that shareholders approve the amendment, elimination or reclassification, as the case may be, of certain of the Funds' fundamental policies.

      Although the proposed changes in the fundamental investment policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in any Fund or the manner in which any Fund is managed at the present time.

      Set forth below is  a discussion of the proposed changes to each Fund's fundamental investment policies and the significance of the proposed change to the Funds.  Following the discussion, each Fund's proposed fundamental investment policy is shown (if any) followed by each Fund's current fundamental investment policies.

      Each sub-proposal in this Proposal 2 will be voted on separately by
shareholders of each Fund.    If approved by a Fund's shareholders at the
Special Meeting, the proposed changes to the Fund's fundamental investment policies will be adopted by the Fund, but the effective date of the sub-proposals will be delayed until the Fund's prospectus or statement of additional information can be updated to reflect the changes.  If the shareholders of the Fund fail to approve any sub-proposal in Proposal 2, the current policy or policies covered in that sub-proposal will remain in effect.

Proposal 2a:  Amend the Policy on Borrowing.

      The Investment Company Act imposes certain restrictions on the borrowing activities of mutual funds. A fund's borrowing policy must be a fundamental investment policy.

      The restrictions on borrowing are designed to protect mutual fund shareholders and their investments in a fund by limiting a fund's ability to leverage its assets. Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.
Borrowing money to make an investment is an example of how a fund may leverage its assets.

      The Funds may have the need to borrow money for a number of reasons. They may borrow for leverage, as described immediately above.  They also may need to borrow temporarily to pay redeeming shareholders when the number or amount of redemptions exceeds available cash, and market condition are not favorable to sell portfolio securities to meet those redemptions. Other times, a Fund must borrow money to pay redeeming shareholders because the Fund has not yet received payment for securities it has sold, or to pay for securities because it does not have available cash. In addition, certain types of securities transactions, such as delayed-delivery, when-issued, reverse repurchase agreements and dollar roll transactions might be construed as borrowing transactions. (These types of transactions are described in the Funds' statement of additional information.)

      There are risks associated with borrowing.  Borrowing exposes shareholders and their investments in a fund to a greater risk of loss.  For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow.  In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and that interest expense will raise the overall expenses of the fund and reduce its returns.  The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount.

      Currently, the Funds listed below are subject to a number of different fundamental investment policies concerning borrowing that generally are more restrictive than required by the Investment Company Act. The proposed amendment modernizes and standardizes the restriction on borrowing.  This change would give each Fund the flexibility to engage in certain securities transactions that might be construed as "borrowing" transactions, and would permit each Fund to borrow money up to the limits permitted by the Investment Company Act.  Changing this restriction also would permit greater consistency in managing each Fund's portfolio when such borrowings are necessary for the efficient management of any
Fund's assets.

      Currently,  a mutual fund (referred to under the Investment Company Act as an open-end fund) may borrow only from banks and only to the extent the value of the Fund's assets less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing).
Notwithstanding the preceding sentence, an open-end fund also may borrow up to
5% of its total assets for temporary purposes from any person.  Under the
Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.  If shareholders approve this sub-proposal, each Fund's current fundamental policy will be replaced by the proposed fundamental policy, and each Fund's prospectus will be updated to describe the current restrictions regarding borrowing under the Investment Company Act, the rules and regulations thereunder and any exemptions applicable to the Funds.

      The proposed changes also would allow a Fund to borrow from another
Oppenheimer fund pursuant to an exemptive order received from the SEC.
Borrowing from another Oppenheimer fund could reduce certain borrowing and transaction costs.  Implementation of such interfund borrowing arrangements, however, must be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.  The Funds do not currently intend to engage in such borrowing.  In the future, if a Fund were to engage in such borrowing, the Fund's prospectus or statement of additional information would be revised accordingly.

      The Trustees propose that the current policy be amended to permit the Fund to borrow as permitted under the Investment Company Act.  As amended, each
Fund's policy on borrowing would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities of the Funds as defined in the Investment Company Act.  The Funds' proposed and current fundamental investment policies are set forth below.

                           Proposed Fundamental Policy
---------------------------------------------------------------------------
The Fund may not borrow money, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
---------------------------------------------------------------------------

------------------------------------------------------------------------------

Fund                            Current Fundamental Policy
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Convertible Securities Fund     The Fund may not purchase securities on
                                margin. However, the Fund can obtain
                                unsecured loans to purchase securities. The
                                aggregate of all unsecured loans, however,
                                may not exceed 50% of the Fund's total
                                assets. It can also borrow amounts
                                equivalent to up to 5% of the Fund's net
                                assets for temporary, extraordinary or
                                emergency purposes.  (See also sub-proposal
                                2(g) and 2(h).)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Limited Term New York           The Fund cannot mortgage or pledge any of
Municipal Fund                  its assets, and the Fund can borrow money
                                only from a bank for temporary or emergency
                                purposes or for investment purposes in
                                amounts not exceeding 10% of its total
                                assets. When borrowings are made for
                                investment purposes, the Fund must comply
                                with the provisions of the Investment
                                Company Act that require the Fund to
                                maintain asset coverage of at least 300% of
                                all such borrowings. If asset coverage
                                should fall below 300%, the Fund will be
                                required to reduce its borrowings within
                                three days to the extent needed to meet the
                                300% asset coverage requirement. (See also
                                sub-proposal 2(i).)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Quest Balanced Fund             The Fund cannot borrow money in excess of
                                33-1/3% of the value of the Fund's total
                                assets. The Fund may borrow only from banks
                                and only as a temporary measure for
                                extraordinary or emergency purposes.  The
                                Fund will make no additional investments
                                while borrowings exceed 5% of the Fund's
                                total assets.  With respect to this
                                fundamental policy, the Fund can borrow only
                                if it maintains a 300% ratio of assets to
                                borrowings at all times in the manner set
                                forth in the Investment Company Act.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Quest Capital Value Fund        As a fundamental policy, the Fund cannot
                                borrow money except as a temporary measure
                                for extraordinary or emergency purposes, and
                                loans may not exceed one third of the lower
                                of the market value or cost of its total
                                assets. Additionally, as part of that
                                fundamental policy, the Fund will not
                                purchase securities at times when loans
                                exceed 5% of its total assets.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Quest International Value Fund  The Fund cannot borrow money in excess of one third of the value of the Fund's total
                                assets. The Fund can borrow only from banks
                                and only as a temporary measure for
                                extraordinary or emergency purposes. It (the
                                Fund) will make no additional investments
                                while borrowings exceed 5% of its (the
                                Fund's) total assets. The Fund can borrow
                                only if it maintains a 300% ratio of assets
                                to borrowings at all times in the manner set
                                forth in the Investment Company Act of 1940.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Quest Opportunity Value Fund    The Fund cannot borrow money in excess of
                                one third of the value of its total assets.
                                The Fund can borrow only from banks and only
                                as a temporary measure for extraordinary or
                                emergency purposes. The Fund will make no
                                additional investments while borrowings
                                exceed 5% of the Fund's total assets. The
                                Fund can borrow only if it maintains a 300%
                                ratio of assets to borrowings at all times
                                in the manner set forth in the Investment
                                Company Act of 1940.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Quest Value Fund                The Fund cannot borrow money in excess of
                                one third of the value of the Fund's total
                                assets. The Fund can borrow only if it
                                maintains a 300% ratio of assets to
                                borrowings at all times in the manner set
                                forth in the Investment Company Act.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Rochester Fund Municipals       The Fund cannot borrow money or mortgage or
                                pledge any of its assets, except that the
                                Fund may borrow from a bank for temporary or
                                emergency purposes or for investment
                                purposes in amounts not exceeding 5% of its
                                total assets. Where borrowings are made for
                                a purpose other than temporary or emergency
                                purposes, the Investment Company Act
                                requires that the Fund maintain asset
                                coverage of at least 300% for all such
                                borrowings. Should such asset coverage at
                                any time fall below 300%, the Fund will be
                                required to reduce its borrowings within
                                three days to the extent necessary to meet
                                that asset coverage requirement. To reduce
                                its borrowings, the Fund might have to sell
                                investments at a time when it would be
                                disadvantageous to do so. Additionally,
                                interest paid by the Fund on its borrowings
                                will decrease the net earnings of the Fund.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Small- and  Mid-Cap Value Fund  The Fund cannot borrow money in excess of 33
                                1/3% of the value of the Fund's total
                                assets. The Fund may borrow only from banks
                                and only as a temporary measure for
                                extraordinary or emergency purposes. The
                                Fund will make no additional investments
                                while borrowings exceed 5% of the Fund's
                                total assets. The Fund can borrow only if it
                                maintains a 300% ratio of assets to
                                borrowings at all times in the manner set
                                forth in the Investment Company Act of 1940.
------------------------------------------------------------------------------

Proposal 2b:  Amend the Policy on Concentration of Investments.

      The proposed amendments modernize and clarify the restrictions concerning concentration by interpreting concentration as the term is used in the
Investment Company Act and as interpreted or modified by the SEC.  A fund's policy on the concentration of investments must be fundamental under the
Investment Company Act.  These amendments would give the Funds more flexibility to enter into other types of investments at future times in response to changing regulatory interpretations and financial markets.  In addition, the proposed changes would make the concentration policies for all the Funds consistent with those of the other Oppenheimer funds, enhancing portfolio management capabilities.  These changes do not change how any Fund will concentrate its investments.  Rather, these changes will ensure that in cases where Fund assets are managed the same way with respect to concentration, the policy will be stated the same way to avoid the possibility of inconsistent administration.
The Funds' proposed and current policies are stated below.

 ------------------------------------------------------------------------------

               Fund             Proposed Fundamental Policy
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Convertible Securities Fund    The Fund cannot invest 25% or more of its
 MidCap Fund                    total assets in any one industry.  That limit
 Quest Balanced Fund            does not apply to securities issued or
 Quest Capital Value Fund       guaranteed by the U.S. government or its
 Quest International Value Fund agencies and instrumentalities or securities
 Quest Opportunity  Value Fund  issued by investment companies.
 Quest Value Fund
 Small- & Mid-Cap Value Fund
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Limited Term New York          The Fund cannot invest 25% or more of its
 Municipal Fund                 total assets in any one industry.  That limit
 Rochester Fund Municipals      does not apply to securities issued or
                                guaranteed by the U.S. government or its
                                agencies and instrumentalities or securities
                                issued by investment companies.  Nor does
                                that limit apply to municipal securities in
                                general or to New York municipal securities.
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

             Fund           Current Fundamental Policy
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Convertible Securities     The Fund may not invest more than 25% of the
 Fund                       value of the Fund's total assets in the
                            securities of any one issuer or any group of
                            issuers in the same industry. However, this
                            restriction does not prevent the Fund from
                            investing more than 25% of its total assets in
                            securities of the United States government, or
                            its agencies or instrumentalities.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Limited Term New York      The Fund cannot invest more than 25% of its
 Municipal Fund             assets in any industry or industries. However,
                            the Fund can invest more than 25% of its assets
                            in obligations issued or guaranteed by the U.S.
                            government or its agencies or instrumentalities.
                            Industrial revenue bonds whose interest and
                            principal payments are the responsibility of
                            companies within the same industry are grouped
                            together as an "industry" for the purpose of this
                            restriction.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 MidCap Fund                The Fund cannot concentrate investments. That
 Quest Capital Value Fund   means it cannot invest 25% or more of its total
                            assets in companies in any one industry.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Quest Balanced Fund        The Fund cannot concentrate its investments in
                            any particular industry. However, if it is deemed
                            appropriate to help the Fund attain its
                            investment objective, the Fund may invest up to
                            but less than 25% of its total assets (valued at
                            the time of investment) in any one industry
                            classification used by the Fund for investment
                            purposes. For this purpose, a foreign government
                            is considered to be an industry.

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Quest International Value  The Fund cannot concentrate its investments. That
 Fund                       means it cannot invest 25% or more of its total
                            assets in any industry. For the purposes of this
                            restriction a foreign government is considered to
                            be an "industry." However, there is no limitation
                            on investments in U.S. Government securities.
                            Moreover, if deemed appropriate for seeking its
                            investment objective, the Fund may invest up to
                            25% of its total assets in any one industry
                            classification used by the Fund for investment
                            purposes.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Quest Opportunity Value    The Fund cannot concentrate its investments. That
 Fund                       means it cannot invest 25% or more of its total
                            assets in any industry. However, there is no
                            limitation on investments in U.S. government
                            securities.  Moreover, if deemed appropriate for
                            seeking its investment objective, the Fund may
                            invest less than 25% of its total assets (valued
                            at the time of investment) in any one industry
                            classification used by the Fund for investment
                            purposes. Under this restriction, a foreign
                            government is considered an "industry."
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Quest Value Fund           The Fund cannot concentrate its investments. That
                            means it cannot invest 25% or more of its total
                            assets in any industry. However, there is no
                            limitation on investments in U.S. Government
                            Securities. Moreover, if deemed appropriate for
                            seeking its investment objective, the Fund may
                            invest less than (but up to) 25% of its total
                            assets (valued at the time of investment) in any
                            one industry classification used by the Fund for
                            investment purposes.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Rochester Fund Municipals  The Fund cannot invest more than 25% of its total assets in securities of issuers of a particular
                            industry. For the purposes of this limitation,
                            tax-exempt securities and United States
                            government obligations are not considered to be
                            part of an industry. However, with respect to
                            industrial development bonds and other revenue
                            obligations for which the underlying credit is a
                            business or charitable entity, the industry of
                            that entity will be considered for purposes of
                            this 25% limitation.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Small- &Mid-Cap Value Fund The Fund cannot concentrate its investments. That means it cannot invest 25% or more of its total
                            assets in any industry. If deemed appropriate for
                            attaining its investment objective, the Fund may
                            invest less than but up to 25% of its total
                            assets in any one industry classification used by
                            the Fund for investment purposes. For this
                            purpose, a foreign government is considered an
                            industry.
 ------------------------------------------------------------------------------

Proposal 2c:  Amend the Policy on Diversification of Investments.

      Under the Investment Company Act, a fund's policy regarding diversification may not be changed without shareholder approval.  Currently, with respect to 75% of each Fund's total assets, the Fund cannot buy securities of any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. The limit does not apply to securities issued by the U.S.
government or any of its agencies or instrumentalities.

      The Trustees propose that the Funds' policies with respect to diversification be amended to clarify that the policy does not apply to securities of other investment companies.

      The proposed amendments  would not affect the Funds' status as
"diversified" funds and  are not expected to materially affect management of any of the Funds.  Accordingly, amending the Funds' diversification policy as proposed would increase the Funds' investment opportunities without materially increasing the risk of an investment in any of the Funds.

      In addition, the proposed change would be consistent with the requirements of the Investment Company Act and would promote the standardization of fundamental investment policies among the funds in the Oppenheimer funds complex.  As amended, the policy on diversification for each Fund would remain a fundamental policy changeable by the vote of a majority of the outstanding voting securities as defined in the Investment Company Act.  The Funds' proposed and current fundamental investment policies are set forth below.

--------------------------------------------------------------------------
                       Proposed Fundamental Policy
--------------------------------------------------------------------------
--------------------------------------------------------------------------
The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities.  This limitation applies to 75% of the Fund's total assets.  The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
--------------------------------------------------------------------------

 ---------------------------------------------------------------------------

            Fund         Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Convertible Securities  With respect to 50% of its total assets, the Fund
 Fund                    must limit its investments to cash, cash items,
                         U.S. government securities and securities of
                         issuers in which its investments are limited to
                         not more than 5% of the value of its total assets
                         in the securities of any one issuer and not more
                         than 10% of its total assets in the outstanding
                         voting securities of any one issuer.

                         With respect to 75% of its total assets, the Fund
                         cannot buy securities issued or guaranteed by any
                         one issuer if more than 5% of the Fund's total
                         assets would be invested in securities of that
                         issuer or if the Fund would then own more than
                         10% of that issuer's voting securities. That
                         restriction does not apply to cash or cash items
                         or securities issued or guaranteed by the U.S.
                         government or its agencies or instrumentalities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Limited Term New York   With respect to 75% of its assets, the Fund
 Municipal Fund          cannot purchase securities issued or guaranteed
                         by any one issuer (other than the U.S. government
                         or its agencies or instrumentalities), if more
                         than 5% of the Fund's total assets would be
                         invested in securities of that issuer.

                         The Fund cannot purchase the securities of any
                         issuer if the Fund would then own more than 10%
                         of the voting securities of that issuer.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 MidCap Fund             The Fund cannot buy securities issued or
                         guaranteed by any one issuer if more than 5% of
                         its total assets would be invested in securities
                         of that issuer or if it would then own more than
                         10% of that issuer's voting securities.  That
                         restriction applies to 75% of the Fund's total
                         assets.  The limit does not apply to securities
                         issued by the U.S. government or any of its
                         agencies or instrumentalities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Balanced Fund     The Fund cannot invest more than 5% of the value
                         of its total assets in the securities of any one
                         issuer. This restriction applies to 75% of its
                         total assets.

                         The Fund cannot purchase more than 10% of the
                         voting securities of any one issuer (other than
                         the U.S. government or any of its agencies or
                         instrumentalities).  This restriction applies to
                         75% of the Fund's total assets.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Capital Value     The Fund cannot buy securities issued or
 Fund                    guaranteed by any one issuer if more than 5% of
                         its total assets would be invested in securities
                         of that issuer or if it would own more than 10%
                         of that issuer's voting securities. This
                         limitation applies to 75% of the Fund's total
                         assets. The limit does not apply to securities
                         issued by the U.S. government or any of its
                         agencies or instrumentalities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest International     The Fund cannot purchase more than 10% of the
 Value Fund              voting securities of any one issuer. This
                         limitation applies to 75% of the Fund's total
                         assets. The limit does not apply to securities
                         issued by the U.S. Government or any of its
                         agencies or instrumentalities.

                         The Fund cannot invest more than 5% of the value
                         of its total assets in securities of any one
                         issuer. This limitation applies to 75% of the
                         Fund's total assets.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Opportunity       The Fund cannot buy securities issued or
 Value Fund              guaranteed by any one issuer if more than 5% of
                         its total assets would be invested in securities
                         of that issuer. This limitation applies to 75% of
                         the Fund's total assets.

                         The Fund cannot purchase more than 10% of any
                         class of security of any issuer. All outstanding
                         debt securities and all preferred stock of an
                         issuer is considered as one class. This
                         restriction does not apply to securities issued
                         by the U.S. government or any of its agencies or
                         instrumentalities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Value Fund        The Fund cannot buy securities issued or
                         guaranteed by any one issuer if more than 5% of
                         its total assets would be invested in securities
                         of that issuer. This limitation applies to 75% of
                         the Fund's total assets.

                         The Fund cannot purchase more than 10% of the
                         voting securities of any one issuer. The limit
                         does not apply to securities issued by the U.S.
                         Government or any of its agencies or
                         instrumentalities.

                         The Fund cannot purchase more than 10% of any
                         class of security of any issuer. All outstanding
                         debt securities and all preferred stock of an
                         issuer are considered to be one class. This
                         restriction does not apply to securities issued
                         by the U.S. Government or any of its agencies or
                         instrumentalities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Rochester Fund          The Fund cannot purchase the securities of any
 Municipals              issuer that would result in the Fund owning more
                         than 10% of the voting securities of that issuer.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Small- & Mid-Cap Value  The Fund cannot invest more than 5% of the value
 Fund                    of its total assets in the securities of any one
                         issuer. This restriction applies to 75% of its
                         total assets.

                         The Fund cannot purchase more than 10% of the
                         voting securities of any one issuer. All
                         outstanding debt securities and all preferred
                         stock of an issuer are considered as one class.
                         This restriction does not apply to securities
                         issued by the U.S. government or any of its
                         agencies or instrumentalities.
 ---------------------------------------------------------------------------

Proposal 2d:  Eliminate Policy on Put and Call Options.

      The Funds listed below are currently subject to a fundamental investment policy prohibiting them from writing, purchasing or selling put and call options.  The existing policy is not required to be a fundamental investment policy under the Investment Company Act.  Therefore, it is proposed that this current fundamental policy be eliminated for each Fund.

      A put option gives the purchaser (holder) of the option the rights to sell
(put) a security or other instrument to a third party at a stated price for a stated period or on a stated date.  A call option gives the purchaser (holder)
of the option the right to purchase (call) a security or other instrument from a third party at a stated price for a stated period or on a stated date.  A person who sells (writes) a put option gives a third party the right to require the writer to purchase a security or other instrument at a stated price for a stated
period or on a stated date, while a person who sells (writes) a call option gives a third party the right to require the writer to sell a security or other instrument at a stated price for a stated period or on a stated date.

      Put and call options may be used for a variety of purposes.  For example, if a portfolio manager wishes to hedge a security owned against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price.  If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price.
Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date.  On the other hand, put and call options also can be used for speculative purposes.
For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.  Finally, a portfolio manager may write covered call options on securities owned in order to realize additional income with respect to the managed portfolio, or the manager may write put options for the similar income-producing purposes.  If the options expire unexercised, the manager has increased the portfolio's income by the amount of the price (premium) received upon the sale of the option.  On the other hand, if a covered call option is exercised and the underlying security is "called" away, the manager has limited the amount of gain to the exercise price of the options plus the premium.
Similarly, if a put option is exercised, the manager may be required to purchase a security at an unfavorable price.

          Section 18(f)(1) of the Investment Company Act prohibits the Funds from issuing "senior securities" except under limited, specified circumstances.
The definition of "senior securities" includes most forms of borrowing by a fund.  In addition, certain options transactions which may obligate a fund to pay money to a third party at some time in the future also could be deemed to result in a prohibited issuance of "senior securities" under the Investment Company
Act.  For example, when a fund writes a put option, it will be obligated to purchase the security covered by the option if the counterparty exercises the option.  However, the SEC staff takes the position that a fund may engage in such options transactions without being deemed to violate the Investment Company
Act through the issuance of "senior securities" if it takes certain steps designed to limit the risk to the fund.  These steps typically involve either the "covering" of the transaction with an offsetting transaction or the segregation of cash or other liquid securities with the fund's custodian in an amount sufficient to cover the fund's exposure if a third party exercises its rights under the option transaction in question.  Although these steps do not protect a fund from loss on such transactions, they assure that the fund will have the required securities or liquid assets sufficient to meet its obligations thereunder, and they prevent the fund from effectively "leveraging" its portfolio in a manner not contemplated by the Investment Company Act.

       Given these SEC staff positions, the fundamental investment policies below are not necessary.  The elimination of this fundamental policy would provide the Board with the flexibility to determine, without a future shareholder vote, what limitations in addition to these Staff positions, if any, are appropriate with respect to options transactions by the Funds.

      The Trustees recommend that shareholders eliminate this fundamental investment policy to conform the Fund's policy in this area to other Oppenheimer funds.  In addition, the Trustees believe that its elimination could increase the Fund's flexibility when choosing investments in the future.  Each Fund's current fundamental investment policy is set forth below.

---------------------------------------------------------------------------

                  Fund                Current Fundamental Policy
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Convertible Securities Fund           The  Fund may not  purchase  or sell
                                      put and call  options  nor write put
                                      or  call  options,   except  as  set
                                      forth  in  the  Prospectus  or  this
                                      Statement of Additional Information.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Limited Term New York Municipal       The Fund cannot sell securities
Fund                                  short, purchase securities on
                                      margin, or write put options. The
                                      Fund can purchase securities that
                                      have puts attached. (See also
                                      sub-proposal 2(h).)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Quest Value Fund                      The Fund cannot  write,  purchase or
                                      sell puts,  calls or combinations of
                                      puts   and   calls   on   individual
                                      stocks.   However,   the   Fund  may
                                      purchase  or  sell   exchange-traded
                                      put  and  call   options   on  stock
                                      indices   to   protect   the  Fund's
                                      assets.
---------------------------------------------------------------------------

Proposal 2e:  Eliminate  the Policy on  Investment  in Issuers of Whose Shares are
             Owned by the Fund's Trustees or Officers.

      The Funds listed below are currently subject to a fundamental investment policy prohibiting them from purchasing or holding the securities of an issuer if the officers and Trustees of the Funds or the Manager individually beneficially own 1/2 of 1% of such securities and together own more than 5% of such securities. It is proposed that the current fundamental policy be eliminated.

      This outdated policy was originally adopted to address then existing state requirements in connection with the registration of shares of the Funds for sale in a particular state or states. As a result of NSMIA, the state restriction is no longer applicable.  In addition, maintaining the restriction is not necessary because the conflict of interest that the restriction was probably meant to prevent is already adequately covered under the Investment Company Act.  The restriction could impose limitations on the operation of the portfolio and is difficult to administer.  Elimination of this fundamental policy is unlikely to affect management of the Funds and is not expected to materially increase the risk of an investment in the Funds.

      The Trustees recommend that shareholders eliminate this fundamental investment policy to conform the Fund's policy in this area to other Oppenheimer funds.  In addition, the Trustees believe that its elimination could increase the Fund's flexibility when choosing investments in the future.  The Funds'
current fundamental investment policy is set forth below.

 ---------------------------------------------------------------------------

            Fund          Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Convertible Securities   The Fund may not purchase or retain securities
 Fund                     of any issuer if any of its officers and
                          trustees, or any of the officers and directors
                          of the Manager or the Distributor own
                          individually beneficially more than 0.5% of the
                          outstanding securities of that issuer, or if all
                          of those persons together own more than 5% of
                          that issuer's securities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Balanced Fund      The Fund cannot invest in securities of any
                          issuer if, to the knowledge of the Trust, any
                          officer or trustee of the Trust or any officer
                          or director of the Manager or Sub-Advisor owns
                          more than 1/2 of 1% of the outstanding
                          securities of that issuer, and who together own
                          more 5% of the outstanding securities of that
                          issuer.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Limited Term New York    The Fund cannot invest in or hold securities of
 Municipal Fund           any issuer if Trustees of the Fund own more than
                          1/2 of 1% of the securities of that issuer and
                          together own more than 5% of the securities of
                          that issuer.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Capital Value Fund The Fund cannot invest or hold securities of any issuer if officers and directors of the Fund or
                          its Manager or Sub-Advisor individually
                          beneficially own more than 1/2 of 1% of the
                          securities of that issuer and together own more
                          than 5% of the securities of that issuer.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest International      The Fund cannot invest in or hold securities of
 Value Fund               any issuer if officers and directors of the Fund
 Quest Value Fund         or its Manager individually beneficially own
                          more than 1/2 of 1% of the securities of that
                          issuer and together own more than 5% of the
                          securities of that issuer.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Opportunity Value  The Fund cannot invest in or hold securities of
 Fund                     any issuer if officers and Trustees of the Fund
                          or officers and directors of its Manager
                          individually beneficially own more than 1/2 of
                          1% of the securities of that issuer and together
                          own more than 5% of the securities of that
                          issuer.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Rochester Fund           The Fund cannot purchase securities from or sell
 Municipals               them to its officers and trustees, or any firm
                          of which any officer or trustee is a member, as
                          principal. However, the Fund may deal with such
                          persons or firms as brokers and pay a customary
                          brokerage commission. The Fund cannot retain
                          securities of any issuer, if to the knowledge of
                          the Fund, one or more of its officers, trustees
                          or investment advisor, own beneficially more
                          than1/2of 1% of the securities of such issuer
                          and all such officers and trustees together own
                          beneficially more than 5% of those securities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Small- & Mid-Cap Value   The Fund cannot invest in securities of any
 Fund                     issuer if, to the knowledge of the Trust,
                          officers, directors or trustees of the Trust, or
                          the Manager who owns more than 1/2 of 1% of the
                          outstanding securities of such issuer together
                          own more than 5% of the outstanding securities
                          of such issuer.
 ---------------------------------------------------------------------------

Proposal  2f:  Reclassify  as  Non-Fundamental  the Policy on  Investing  in Other
Investment Companies.

      Certain Funds are currently subject to a fundamental investment policy limiting their investment in securities of other investment companies.  It is proposed that each Fund's current fundamental policy be re-classified as a non-fundamental policy that can be changed in the future without shareholder approval.  The purpose of this proposal is to provide the Funds with the maximum flexibility permitted by law to pursue their investment objectives.

      The Investment Company Act does not require that policies on investing in other investment companies be fundamental.  This policy is non-fundamental for many of the other Oppenheimer funds.  Making the policy on investing in other investment companies non-fundamental would give the Board the opportunity to reconsider the Funds' arrangements without having to have the Funds incur the cost of obtaining shareholder approval should regulatory requirements change or should it become advantageous for the Funds to invest in other investment companies to an extent different from what is currently permitted by their fundamental policies.

      The ability of the Funds to invest in other mutual funds is restricted by
Section 12(d)(1) of the Investment Company Act.  NSMIA amended Section 12 to permit mutual funds to enter into so-called fund-of-funds or master/feeder arrangements with other mutual funds in a fund complex, and granted the SEC broad powers to provide exemptive relief for these purposes.  The Funds are parties to an exemptive order from the SEC permitting them to enter into fund-of-funds arrangements with other affiliated funds.  However, the Funds listed below do not currently anticipate investing in other funds in a fund-of-funds arrangement.  Although they may do so in the future if shareholders approve this proposal, each Fund's prospectus would have to be updated to reflect such a change in policy.

      An investment in another mutual fund may result in duplicative of expenses.  Should the Trustees determine in the future that a Fund's investment in other funds in a fund-of-funds arrangement is in the best interests of the
Fund, the Trustees would consider and take steps to mitigate the potential for duplicative of fees in determining whether any Fund's participation in such an arrangement is suitable for the Fund and its shareholders.

      In this regard, several of the Funds may participate as underlying funds in a fund of funds arrangement in which another Oppenheimer fund would invest its assets in the Fund.  As a result, Section 12(d)(1)(A) of the Investment
Company Act generally prohibits a mutual fund from investing more than 5% of its total assets in another investment company.  The "fund-of-funds" amendments to
Section 12(d)(1) in 1996 permit those funds to acquire shares of underlying funds in excess of the 5% limit if, among other conditions, the acquired fund has an investment policy limiting its investment in other investment companies
(in other words, so that a fund-of-funds cannot invest in another fund-of-funds).  That Investment Company Act restriction stems from Congress's concern over the control of investment companies being unduly concentrated through pyramiding.  Therefore, it is necessary for any such Fund, as the underlying fund, to adopt a policy (which may be non-fundamental) preventing them from investing more than the Investment Company Act statutory limits in other investment companies in order that the investing fund of funds may invest more than 5% of its assets in the underlying Fund.

      The existing policy is not required to be fundamental under the Investment
Company Act. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objective.

      The Funds' current fundamental investment policies, which would be reclassified as non-fundamental, are set forth below. Even as a non-fundamental policy, the Funds still would have to adhere to the policies.

 ---------------------------------------------------------------------------

            Fund         Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Convertible Securities  The Fund may not acquire securities of any other
 Fund                    investment company, if as a result of that
                         acquisition, the Fund would own in the aggregate:
                         (1) more than 3% of the voting stock of that
                         investment company; (2) securities of that
                         investment company having an aggregate value in
                         excess of 5% of the value of the total assets of
                         the Fund; or (3) securities of that investment
                         company and of any other investment companies
                         (but excluding treasury stock of those funds)
                         having an aggregate value in excess of 10% of the
                         total assets of the Fund. However, none of these
                         limitations applies to a security received as a
                         dividend or as a result of an offer of exchange,
                         a merger or plan of reorganization.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest International     The Fund cannot invest in the securities of other
 Value Fund              registered investment companies or registered
                         unit investment trusts in reliance on
                         sub-paragraph (F) or (G) of section 12(d)(1) of
                         the Investment Company Act.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Value Fund        The Fund may also invest all of its investable
                         assets in an open-end management investment
                         company with substantially the same investment
                         objective and restrictions as the Fund.
 ---------------------------------------------------------------------------

Proposal 2g:  Amend the Policy on Lending.

      Under the Investment Company Act, a fund's policy regarding lending must be fundamental. It is proposed that certain Funds' current fundamental policies be replaced by a revised fundamental policy that permits the Funds to engage in lending to the extent their lending is consistent with the Investment Company
Act, the rules thereunder or any exemption from the Investment Company Act that is applicable to the Funds.

      Currently, SEC staff positions permit (a) lending of securities by a fund of no more than one-third of its total asset value, (b) purchasing debt instruments or similar evidences of indebtedness, and (c) investing in repurchase agreements.

      If shareholders approve the proposed change in each Fund's policy, the
Trustees do not anticipate that it will affect the management of the Funds.  In general, the Funds lend their assets primarily in three different ways.  They may lend their portfolio securities, they may engage in certain types of securities transactions that could be construed as "lending" transactions and they may engage in "interfund" lending of cash to another Oppenheimer fund pursuant to an exemptive order received from the SEC.  Lending money to an affiliated fund may allow a Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments.  Implementation of such interfund lending arrangements, however, must be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.  The Funds do not currently intend to engage in such lending.  In the future, if the Fund were to engage in such lending, the Fund's prospectus or statement of additional information would be revised accordingly.

        Some Funds are currently lending their portfolio securities as part of a securities lending program.  Funds can generate income from lending portfolio securities, although there are risks involved.  The Funds might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.  However, procedures are in place to ensure that borrowers of securities are creditworthy and that the loans are fully collateralized.

      This change would give the Funds the greatest amount of flexibility to lend their portfolio securities to generate income within the limits of the
Investment Company Act where desirable and appropriate in accordance with their investment objectives.

      In addition, the Funds would have greater ability to engage in transactions which could be considered lending, but which could be beneficial to the management of the portfolio.  The Funds' proposed and current fundamental investment policies are set forth below.

                           Proposed Fundamental Policy

--------------------------------------------------------------------------
The Fund cannot make loans, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
--------------------------------------------------------------------------

 ------------------------------------------------------------------------------

               Fund             Current Fundamental Policy
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Convertible Securities Fund    The Fund may not make loans. However, this
                                policy does not prohibit the Fund from (1)
                                making loans of its portfolio securities, (2)
                                purchasing notes, bonds or other evidences of
                                indebtedness, (3) making deposits with banks
                                and other financial institutions, or (4)
                                entering into repurchase agreements.

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Limited Term New York          The Fund cannot make loans to others except
 Municipal Fund                 in accordance with the Fund's investment
                                objective and policies. The Fund can also
                                enter into contracts that compensate service
                                providers by means of compensating balances.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 MidCap Fund                    The Fund cannot lend money.  However, it can
                                invest in all or a portion of an issue of
                                bonds, debentures, commercial paper or other
                                similar corporate obligations.  The Fund may
                                also lend its portfolio securities subject to
                                the restrictions stated in the Prospectus and
                                this Statement of Additional Information and
                                can enter into repurchase transactions.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Quest Balanced Fund            The Fund cannot make loans to any person or
 Quest Opportunity Value Fund   individual. However, portfolio securities may
                                be loaned by the Fund within the limits set
                                forth in the Prospectus and Statement of
                                Additional Information.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Quest Capital Value Fund       The Fund cannot lend money or property to any
                                person. However, the Fund can purchase fixed
                                income securities consistent with the Fund's
                                investment objective and policies. The Fund
                                may also make loans of portfolio securities,
                                in an amount that does not exceed one-third
                                of the Fund's total assets. Additionally, the
                                Fund can enter into repurchase agreements.
                                For the purpose of this restriction,
                                collateral arrangements with respect to stock
                                options, options on securities and stock
                                indices, stock index futures and options on
                                such futures are not deemed to be loans of
                                assets.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Quest International Value Fund The Fund cannot lend money. However the Fund can invest in all or a portion of an issue of
                                bonds, debentures, commercial paper or other
                                similar corporate obligations. The Fund may
                                also engage in repurchase agreements and may
                                make loans of portfolio securities, subject
                                to the restrictions stated under "Loans of
                                Portfolio Securities."
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Quest Value Fund               The Fund cannot lend money except in
                                connection with the acquisition of debt
                                securities which the Fund's investment
                                policies and restrictions permit it to
                                purchase. The Fund may also make loans of
                                portfolio securities, subject to the
                                restrictions stated under "Loans of Portfolio
                                Securities."
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Rochester Fund Municipals      The Fund cannot lend any of its funds or
                                other assets, except by the purchase of a
                                portion of an issue of publicly distributed
                                bonds, debentures, notes or other debt
                                securities.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Small- & Mid-Cap Value Fund    The Fund cannot make loans to any person or
                                individual. However, portfolio securities may
                                be loaned by the Fund within the limits set
                                forth in the Prospectus.
 ------------------------------------------------------------------------------

Proposal 2h:  Eliminate the Policy on Margin and Short Sales.

      The Funds listed below are currently subject to a fundamental investment policy prohibiting them from purchasing securities on margin and engaging in short sales.  The existing policy is not required to be a fundamental investment policy under the Investment Company Act.  It is proposed that this current fundamental policy prohibiting purchases of securities on margin and engaging in short sales be eliminated for each Fund.

      Margin purchases involve the purchase of securities with borrowed money, and the Investment Company Act imposes certain restrictions on borrowing as discussed in detail below under proposals 2(a):  "Borrowing" and 2(i):
"Pledging, Mortgaging or Hypothecating Assets," respectively. "Margin" is the cash or securities that the borrower places with a broker as collateral against the loan.  Although each Fund listed below has a current fundamental investment policy that prohibits it from purchasing securities on margin, the Investment
Company Act permits the Funds to obtain such short-term credits as may be necessary for the clearance of transactions.  In addition, SEC staff interpretations permit mutual funds to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

      In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against-the-box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities.  The investor could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities.

      A short sale is a form of leverage.  Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment. The use of leverage exposes shareholders and their investments in a fund to a greater risk of loss.  For example, engaging in short sales may cause the value of a fund's shares to be more volatile than if the fund did not engage in short selling.  In addition, in a short sale, there is a risk that the investor may have to buy the security later at a price higher than the sales price and incur a loss as a result.

      As a result of NSMIA, the state restrictions regarding margin purchases and short sales no longer apply to the Funds.  The Trustees recommend that shareholders eliminate this fundamental investment policy to conform each Fund's policy to other Oppenheimer funds.  Elimination of this fundamental investment policy is unlikely to affect management of the Funds and is not expected to materially increase the risk of an investment in any Fund.

      Although the Funds would be permitted to sell securities short if shareholders approved this proposal, the Funds would have to segregate liquid assets to cover their obligation under any short sale.  If the Trustees and
Manager believed that it was in the best interests of a Fund to engage in short sales to a significant degree, the Fund's prospectus would have to be updated to reflect such a change in policy unless the prospectus already contained such a policy.  Among other things, the prospectus would be updated to describe in detail the risks associated with short sales, which are outlined above.  The
Board proposes to eliminate the restrictions relating to purchasing on margin.

      The practices of purchasing securities on margin and selling securities short when a Fund does not own the security create the issuance of a senior security.  Open-end investment portfolios such as the Funds are by law not permitted to issue senior securities except under very limited circumstances.
Therefore, there is no need for the Funds to have a restriction on purchasing on margin or selling short since these activities are controlled by statutory requirements and other restrictions adopted by the Funds.  Eliminating this restriction would not affect any Fund's present investment strategies.  Each
Fund's current fundamental investment policy is set forth below.

 ---------------------------------------------------------------------------

           Fund         Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Convertible            The Fund may not purchase securities on margin.
 Securities Fund        However, the Fund can obtain unsecured loans to
                        purchase securities. The aggregate of all
                        unsecured loans, however, may not exceed 50% of
                        the Fund's total assets. It can also borrow
                        amounts equivalent to up to 5% of the Fund's net
                        assets for temporary, extraordinary or emergency
                        purposes.  (See also sub-proposals 2(a), (g) &
                        (k).)

                        The Fund may not make short sales on securities or
                        maintain a short position. An exception the Fund
                        can do so if at all times when a short position is
                        open, the Fund owns an equal amount of the
                        securities sold short or the Fund owns securities
                        that are convertible into or exchangeable for
                        securities of the same issue as, and equal in
                        amount to, the securities sold short, without
                        payment of further consideration. Not more than
                        10% of the Fund's total assets may be held as
                        collateral for these short sales at any one time.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Limited Term New       The Fund cannot sell securities short, purchase
 York Municipal Fund    securities on margin, or write put options. The
                        Fund can purchase securities that have puts
                        attached. (See also sub-proposal 2(d).)
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Rochester Fund         The Fund cannot buy any securities on margin or
 Municipals             sell any securities short.
 ---------------------------------------------------------------------------

Proposal 2i:  Eliminate the Policy on Pledging, Mortgaging or Hypothecating of
Assets.

      Certain Funds are currently subject to a fundamental investment policy concerning the pledging, mortgaging or hypothecating of their respective assets.  It is proposed that this current fundamental investment policy be eliminated.

      The existing policy concerning pledging, mortgaging or hypothecating of assets is not required to be fundamental under the Investment Company Act, and the Funds should be provided with the maximum flexibility permitted by law to pursue their investment objectives.  The Trustees recommend that the policy regarding pledging, mortgaging or hypothecating be eliminated so that the Funds may enter into collateral arrangements in connection with their borrowing requirements consistent with their other investment policies, including their policies regarding borrowing and issuing senior securities.  The risks associated with borrowing are discussed in detail under proposal 2(a)
("Borrowing").

      The restriction on pledging and hypothecating assets was based on state law requirements that are no longer applicable.  Removing this restriction would give the Fund greater flexibility by permitting the Board to make changes in investment policy regarding pledging or mortgaging assets without seeking shareholder approval.  In addition, removing this restriction would afford the
Fund greater flexibility in permitted borrowing transactions because bank lenders often require a pledge of assets as security for loans.  Eliminating this restriction would not affect the Fund's present investment practices.

 ---------------------------------------------------------------------------

            Fund          Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Limited Term New York    The Fund cannot mortgage or pledge any of its
 Municipal Fund           assets, and the Fund can borrow money only from
                          a bank for temporary or emergency purposes or
                          for investment purposes in amounts not exceeding
                          10% of its total assets. (See also sub-proposal
                          2(b).)
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Balanced Fund      The Fund cannot pledge its assets, or assign or
 Quest  Opportunity Value otherwise encumber its assets in an amount in
 Fund                     excess of 10% of the value of its net assets. It
                          can pledge, assign or encumber its assets only
                          to secure borrowings that comply with the limits
                          set forth in the Fund's Prospectus and Statement
                          of Additional Information.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Capital Value Fund The Fund cannot pledge, mortgage or hypothecate any of its assets. However, the Fund can pledge
                          assets to secure permitted borrowings and in
                          connection with collateral arrangements with
                          respect to options and futures.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest International      The Fund cannot pledge its assets or assign or
 Value Fund               otherwise encumber its assets in excess of
                          one-third of its net assets. It can do so only
                          to secure borrowings made within the limitations
                          set forth in the Prospectus or this Statement of
                          Additional Information.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Value Fund         The Fund cannot pledge, mortgage or hypothecate
                          any of its assets.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Rochester Fund           The Fund cannot borrow money or mortgage or
 Municipals               pledge any of its assets, except that the Fund
                          may borrow from a bank for temporary or
                          emergency purposes or for investment purposes in
                          amounts not exceeding 5% of its total assets.
                          (See also sub-proposal 2(b).)
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Small- & Mid-Cap Value   The Fund cannot pledge its assets or assign or
 Fund                     otherwise encumber its assets in excess of 10%
                          of its net assets. It can pledge, assign or
                          encumber its assets only to secure borrowings
                          effected within the limitations set forth in the
                          Prospectus.
 ---------------------------------------------------------------------------

Proposal 2j:  Amend the Policies on Real Estate and Commodities.

      The Investment Company Act requires a fund to have fundamental investment policies governing investments in real estate and commodities. The Funds are currently subject to fundamental investment policies prohibiting them from investing in real estate or commodities.

      It is proposed that the current fundamental policies regarding real estate and commodities be amended.  The amendments would make the Funds' policies consistent with the other Oppenheimer funds and assist the Fund and the Manager in maintaining compliance with the various investment restrictions governing the
Funds.  The proposed policy would permit the Funds to: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate; (2) invest in hedging instruments permitted by any of its other investment policies; and (3) buy and sell options, futures, securities or other instruments backed by, or the investment return of which is linked to changes in the price of physical commodities or currencies.

      Many of the Funds listed below already have this flexibility under their existing policies.  Therefore, amending the existing policy as proposed is not expected to increase the risk of an investment in a Fund nor affect the management of the Fund.  The Board believes that the proposed fundamental policies on investing in real estate and commodities will provide the Funds with the maximum flexibility consistent with the current legal requirements.

      The proposed policy also would provide each Fund the flexibility to deal with a physical commodity if necessary as a result of the Fund's ownership of another security. In addition, the amended policy would clarify a Fund's ability to purchase and sell options and futures contracts and to purchase instruments that are backed by physical commodities.

      The proposed change conforms the restriction on investing in real estate to that of other Oppenheimer funds and to current interpretations of the
Investment Company Act.  This change modernizes the present restriction by allowing a Fund to invest in certain newer financial instruments that may have been precluded under the prior restriction, when that type of investment is consistent with the Fund's investment objectives and policies. The proposed policy combines real estate with commodities and commodity contracts.  The
Funds' proposed and current fundamental policies are set forth below.

                           Proposed Fundamental Policy
 -------------------------------------------------------------------------
 The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the
 Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
 -------------------------------------------------------------------------

 ---------------------------------------------------------------------------

                Fund             Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Convertible Securities Fund     The Fund may not purchase or sell real
                                 estate or real estate mortgage loans.
                                 However, the Fund may invest not more
                                 than 5% of its total assets in marketable
                                 securities of real estate investment
                                 trusts.

                                 The Fund may not deal in commodities or
                                 commodities contracts.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Limited Term New York           The Fund cannot purchase or sell real
 Municipal Fund                  estate, real estate investment trust
                                 securities, commodities, commodity
                                 contracts, or oil or gas interests.
                                 However, the Fund can invest in municipal
                                 securities that are secured by real
                                 estate or interests in real estate.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 MidCap Fund                     The Fund cannot invest in real estate or
                                 in interests in real estate. However, the
                                 Fund can purchase readily-marketable
                                 securities of companies holding real
                                 estate or interests in real estate.

                                 The Fund cannot invest in physical
                                 commodities or physical commodity
                                 contracts.  However, the Fund can buy and
                                 sell hedging instruments to the extent
                                 specified in its Prospectus and this
                                 Statement of Additional Information from
                                 time to time.  The Fund can also buy and
                                 sell options, futures, securities or
                                 other instruments backed by, or the
                                 investment return from which, is linked
                                 to changes in the price of, physical
                                 commodities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Balanced Fund             The Fund cannot invest in real estate or
                                 real estate limited partnerships (direct
 Quest Opportunity Value Fund    participation programs). However, the
                                 Fund can purchase securities of issuers
                                 that engage in real estate operations and
                                 securities that are secured by real
                                 estate or interests in real estate.

                                 The Fund cannot invest in physical
                                 commodities or physical commodity
                                 contracts. However, the Fund may buy and
                                 sell hedging instruments to the extent
                                 specified in its Prospectus and Statement
                                 of Additional Information from time to
                                 time. The Fund can also buy and sell
                                 options, futures, and securities or other
                                 instruments backed by physical
                                 commodities or whose investment return is
                                 linked to changes in the price of
                                 physical commodities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Capital Value Fund        The Fund cannot purchase real estate or
                                 interests in real estate. However, the
                                 Fund can purchase or sell securities of
                                 companies that deal in real estate or
                                 interests in real estate.

                                 The Fund cannot invest in physical
                                 commodities or physical commodity
                                 contracts. However, the Fund may buy and
                                 sell hedging instruments to the extent
                                 specified in its Prospectus and Statement
                                 of Additional Information from time to
                                 time. The Fund can also buy and sell
                                 options futures and securities or other
                                 instruments backed by physical
                                 commodities or whose investment return is
                                 linked to changes in the price of
                                 physical commodities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest International Value Fund  The Fund cannot invest in real estate.
                                 However, the Fund can purchase securities
                                 of issuers that engage in real estate
                                 operations and securities that are
                                 secured by real estate or interests in
                                 real estate.

                                 The Fund cannot invest in physical
                                 commodities or physical commodity
                                 contracts. However, the Fund may buy and
                                 sell hedging instruments to the extent
                                 specified in its Prospectus and Statement
                                 of Additional Information from time to
                                 time. The Fund can also buy and sell
                                 options, futures, securities or other
                                 instruments backed by physical
                                 commodities or whose investment return is
                                 linked to changes in the price of
                                 physical commodities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Value Fund                The Fund cannot invest in real estate or
                                 in interests in real estate (including
                                 limited partnership interests). However,
                                 the Fund can purchase readily-marketable
                                 securities of companies holding real
                                 estate or interests in real estate.

                                 The Fund cannot invest in physical
                                 commodities or physical commodity
                                 contracts. However, the Fund may buy and
                                 sell hedging instruments to the extent
                                 specified in its Prospectus and Statement
                                 of Additional Information from time to
                                 time. The Fund can also buy and sell
                                 options (subject to the restrictions in
                                 its other fundamental policies), futures,
                                 and securities or other instruments
                                 backed by physical commodities or whose
                                 investment return is linked to changes in
                                 the price of physical commodities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Rochester Fund Municipals       The Fund cannot acquire, lease or hold
                                 real estate, except as may be necessary
                                 or advisable for the maintenance of its
                                 offices or to enable the Fund to take
                                 appropriate such action in the event of
                                 financial difficulties, default or
                                 bankruptcy of either the issuer of or the
                                 underlying source of funds for debt
                                 service for any obligations in the Fund's
                                 portfolio.

                                 The Fund cannot invest in commodities and
                                 commodity contracts, puts, calls,
                                 straddles, spreads or any combination
                                 thereof, or interests in oil, gas or
                                 other mineral exploration or development
                                 programs. The Fund may, however, write
                                 covered call options (or purchase put
                                 options) listed for trading on a national
                                 securities exchange. The Fund can also
                                 purchase call options (and sell put
                                 options) to the extent necessary to close
                                 out call options it previously wrote or
                                 put options it previously purchased.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Small- & Mid-Cap Value Fund     The Fund cannot invest in real estate or
                                 real estate limited partnerships (direct
                                 participation programs). However, the
                                 Fund may purchase securities of issuers
                                 that engage in real estate operations and
                                 securities which are secured by real
                                 estate or interests in real estate.

                                 The Fund cannot invest in physical
                                 commodities or physical commodity
                                 contracts. However, the Fund may buy and
                                 sell hedging instruments to the extent
                                 specified in its Prospectus or Statement
                                 of Additional Information from time to
                                 time. The Fund can also buy and sell
                                 options, futures, securities or other
                                 instruments backed by, or the investment
                                 return from which is linked to, changes
                                 in the price of physical commodities.
 ---------------------------------------------------------------------------

Proposal 2k:  Amend the Policy on Senior Securities.

      The Funds are currently subject to a fundamental investment policy limiting their investments in senior securities.  Under the Investment Company
Act, an investment company is not permitted to issue senior securities, except under certain limited conditions. The proposed amendment would not change the policy but would modernize and make consistent the language concerning senior securities. This change would have no immediate impact on any Funds' investment strategies and would give the Funds the maximum amount of flexibility to invest when such an investment could be construed as a senior security but is nonetheless permitted under the law or by interpretations of the SEC.

      It is proposed that each Fund's current fundamental policy on issuing senior securities, applicable to the Funds listed below, be amended to read as follows:

                           Proposed Fundamental Policy
--------------------------------------------------------------------------
The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
--------------------------------------------------------------------------

 ---------------------------------------------------------------------------

                Fund             Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Convertible Securities Fund     The Fund may not issue any securities
                                 that are senior to shares of the Fund.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Limited Term New York           The Fund cannot issue "senior securities."
 Municipal Fund
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 MidCap Fund                     The Fund cannot issue "senior
                                 securities."  However, that restriction
                                 does not prohibit the Fund from borrowing
                                 money subject to the provisions set forth
                                 in this Statement of Additional
                                 Information, or from entering into
                                 margin, collateral or escrow arrangements
                                 permitted by its other investment
                                 policies.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Balanced Fund             The Fund cannot issue senior securities
 Quest Opportunity Value Fund    (as defined in the Investment Company Act
 Small- & Mid-Cap Value Fund     of 1940). However, the Fund can enter
                                 into repurchase agreements, borrow money
                                 in accordance with the restrictions set
                                 forth in its other fundamental policies
                                 and lend its portfolio securities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Capital Value Fund        The Fund cannot issue senior securities,
                                 as defined in the Investment Company Act
                                 of 1940. However, the Fund can enter into
                                 repurchase agreements, lend its portfolio
                                 securities and borrow money from banks
                                 for temporary or emergency purposes.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest International Value Fund  The Fund cannot issue senior securities
                                 (as defined in the Investment Company Act
                                 of 1940). However,  the Fund can enter
                                 into repurchase agreements, borrow money
                                 in accordance with the restrictions set
                                 forth in the Prospectus or this Statement
                                 of Additional Information and lend
                                 portfolio securities, even if those
                                 activities are deemed to involve the
                                 issuance of a senior security.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Value Fund                The Fund cannot issue "senior
                                 securities," but this does not prohibit
                                 certain investment activities for which
                                 assets of the Fund are designated as
                                 segregated, or margin collateral or
                                 escrow arrangements are established, to
                                 cover the related obligations. Examples
                                 of those activities include borrowing
                                 money, reverse repurchase agreements,
                                 delayed-delivery and when-issued
                                 arrangements for portfolio securities
                                 transactions, and contracts to buy or
                                 sell derivatives, hedging instruments,
                                 options or futures.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Rochester Fund Municipals       The Fund cannot issue "senior
                                 securities," but this does not prohibit
                                 certain investment activities for which
                                 assets of the Fund are designated as
                                 segregated, or margin, collateral or
                                 escrow arrangements are established, to
                                 cover the related obligations. Examples
                                 of those activities include borrowing
                                 money, reverse repurchase agreements,
                                 delayed-delivery and when-issued
                                 arrangements for portfolio securities
                                 transactions, and contracts to buy or
                                 sell derivatives, hedging instruments,
                                 options or futures.
 ---------------------------------------------------------------------------

Proposal 2l:  Amend the Policy on Underwriting.

      The Funds listed below are currently subject to the fundamental investment policy listed below concerning underwriting.  The proposed amendment would modernize the language concerning underwriting.  In addition, the revised restriction would conform it to the underwriting policies of other Oppenheimer funds.  Under the proposed policy, a Fund would not be prohibited from selling any security in its portfolio merely because the selling Fund might technically be deemed to be an underwriter under the Securities Act of 1933.  Making this restriction consistent with that of the other Oppenheimer funds would simplify portfolio management and assist the Manager in maintaining compliance with the investment policies of the Funds.

      The proposed change in this investment restriction would not alter any
Fund's investment strategy and would not have any immediate impact on any Fund's investment strategies.  It is proposed that each Fund's current fundamental policy on underwriting, applicable to the Funds listed below, be amended to read as follows:

                           Proposed Fundamental Policy
 -------------------------------------------------------------------------
 The Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
 -------------------------------------------------------------------------

 ---------------------------------------------------------------------------

                Fund              Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Convertible Securities Fund      The Fund may not underwrite securities
                                  of other issuers.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Limited Term New York  Municipal The Fund cannot underwrite securities of
 Fund                             other issuers. A permitted exception is
                                  in case the purchase of municipal
                                  obligations in accordance with the
                                  Fund's investment objective and policies
                                  is deemed to be an underwriting, whether
                                  the Fund buys the securities directly
                                  from the issuer or from an underwriter
                                  for an issuer.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 MidCap Fund                      The Fund cannot underwrite securities of
 Quest Balanced Fund              other companies. A permitted exception
 Quest Capital Value Fund         is in case it is deemed to be an
 Quest International Value Fund   underwriter under the Securities Act of
 Quest Opportunity Value Fund     1933 when reselling any securities held
 Quest Value Fund                 in its own portfolio.
 Small- & Mid-Cap Value Fund
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Rochester Fund Municipals        The Fund cannot act as underwriter of
                                  securities issued by other persons. A
                                  permitted exception is if the Fund
                                  technically is deemed to be an
                                  underwriter under the federal securities
                                  laws in connection with the disposition
                                  of its portfolio securities.
 ---------------------------------------------------------------------------

Proposal 2m: Eliminate Policy on Investments in Unseasoned Issuers.

      The Board proposes to eliminate the fundamental restriction that the
Convertible Securities Fund cannot deviate from its percentage restrictions that apply to its investments in small, unseasoned companies.

      This is another restriction that was imposed by state laws and is no longer applicable nor is it required under the Investment Company Act. Without these legal requirements, there is no reason to specifically limit the portfolio, particularly as a fundamental policy.

      Although the Fund has no intention of investing beyond any of its current percentage restrictions, the policy below is not required to be fundamental and elimination of it will conform the Fund's policy to other Oppenheimer funds.
Eliminating the restriction as a fundamental policy also allows flexibility by providing the Fund's Board the ability to change a percentage restriction in the future without having to seek shareholder approval.  The Funds' current fundamental investment policy is set forth below.

 ---------------------------------------------------------------------------

              Fund           Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Convertible Securities Fund The Fund may not invest more than 5% of the value of its total assets in securities of
                             any company (including its predecessors) that
                             has not been in business for at least three
                             consecutive years.
 ---------------------------------------------------------------------------

Proposal 2n:  Eliminate Policies on Miscellaneous Investment Restrictions
            (Warrants and Other Equity Securities).

      Convertible Securities Fund and Quest Opportunity Value Fund are currently subject to certain fundamental investment policies concerning various percentage limitations on investments in warrants.  Limited Term New York Municipal Fund has a fundamental policy prohibiting it from investing in common stocks, preferred stocks, warrants or other equity securities.  None of these existing policies is required, much less required to be fundamental, under the Investment
Company Act.  It is proposed that these current fundamental investment policies be eliminated.

      Although neither Convertible Securities Fund nor Quest Opportunity Value
Fund have any intention of investing in warrants beyond their current percentage restrictions, the fundamental policies below are unnecessary and elimination of these policies will help conform each Fund's policy to other Oppenheimer funds.
In addition, the elimination of each policy could increase that Fund's flexibility when choosing investments in the future.

      Limited Term New York Municipal Fund is a tax-exempt fund that seeks to provide income exempt from federal income tax and New York Stated and New York
City personal income tax by investing in investment-grade municipal securities.
The Fund has no intention of investing in common stocks, preferred stocks, warrants or other equity securities, nor would it be able to achieve its investment objective by investing in equity securities.  Therefore, the fundamental policy below is unnecessary and elimination of the fundamental policy will help conform the Fund's policy to other Oppenheimer funds.

      The portfolio managers would still have to comply with any other investment percentage restriction applicable to the Fund, whether fundamental or non-fundamental.  Therefore, elimination of these policies is unlikely to affect management of the Funds and is not expected to materially increase the risk of an investment in the Funds.

      The fundamental investment policies proposed to be eliminated by the Funds named below are set forth below.

 ---------------------------------------------------------------------------

             Fund           Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Convertible     Securities The Fund may not invest in warrants in amounts
 Fund                       in excess of 15% of the value of its net
                            assets. The valuation of warrants for the
                            purpose of that limitation shall be determined
                            at the lower of cost or market value. Warrants
                            acquired by the Fund as part of a unit or
                            attached to securities at the time of purchase
                            do not count against that percentage
                            limitation. Not more than 5% of the Fund's net
                            assets may be invested in warrants that are
                            not listed on The New York Stock Exchange or
                            The American Stock Exchange.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Limited   Term   New  York The Fund cannot invest in common stocks,
 Municipal Fund             preferred stocks, warrants or other equity
                            securities.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest   Opportunity  Value The Fund cannot purchase warrants that would
 Fund                       cause more than 5% of the Fund's total assets
                            to be invested in warrants, or more than 2% of
                            its total assets to be invested in warrants
                            that are not listed on The New York Stock
                            Exchange or The American Stock Exchange.
 ---------------------------------------------------------------------------

Proposal 2o:  Eliminate the Policy on Investing to Exercise Control.

      Certain Funds are currently subject to a fundamental investment policy prohibiting them from investing in portfolio companies for the purpose of exercising control.  It is proposed that the current fundamental investment policy be eliminated.  Although these Funds have no intention of investing for the purpose of exercising control of a company, the existing policy is unnecessary and may reduce possible investment opportunities as well as undermine the ability of the Funds to realize the full value of portfolio investments under certain circumstances.

      Elimination of this fundamental investment policy is not expected to have a significant impact on any Fund's investment practices or management because the Funds have no intention of investing in companies for the purpose of obtaining or exercising management or control.  This policy was originally adopted to address then-existing state requirements in connection with the registration of shares of the Funds for sale in a particular state or states. As a result of NSMIA, the state restriction no longer applies to the Funds.

      In addition, the existing policy may unnecessarily restrict the investment flexibility of the Funds because the Funds might be considered to be investing for control if they purchase a large percentage of the securities of a single issuer for investment purposes.  The existing policy also may undermine a Fund's ability to realize the full value of portfolio investments under certain circumstances.  For example, if an issuer in which one of the Funds has invested subsequently seeks to reorganize under the protection of the bankruptcy laws, it may be in the Fund's best interest to be represented on the creditors' committee appointed during the bankruptcy proceedings.  The existing policy may prevent the Funds from securing representation on that  committee.

      The Trustees therefore recommend that shareholders approve elimination of this fundamental investment policy in order to increase each Fund's flexibility when choosing investments and investment strategies in the future. As noted
above, elimination of this fundamental policy is unlikely to affect management of the Funds and is not expected to materially increase the risk of an investment in any Fund.

      The Funds' current fundamental investment policies are set forth below.

 ---------------------------------------------------------------------------

                 Fund               Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Balanced Fund.               The Fund cannot invest for the purpose
 Quest Opportunity Value Fund       of exercising control or management of
 Small- & Mid-Cap Value Fund        any company.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Capital Value Fund           The Fund cannot invest for the purpose
                                    of exercising control over management
                                    of any company.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest International Value Fund     The Fund cannot invest in companies
                                    for the purpose of acquiring control
                                    or management of those companies.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Quest Value Fund                   The Fund cannot invest in companies
                                    for the primary purpose of acquiring
                                    control or management of those
                                    companies. However, the Fund may
                                    invest all of its investable assets in
                                    an open-end management investment
                                    company with substantially the same
                                    investment objective and restrictions
                                    as the Fund.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Rochester Fund Municipals          The Fund cannot invest in companies
 Limited Term New York Municipal    for the purpose of exercising control
 Fund                               or management.
 ---------------------------------------------------------------------------

                    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                 THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

                         INFORMATION REGARDING THE FUNDS

      As of the close of business on the Record Date (September 14, 2005), each
Fund had the following numbers of shares outstanding.  Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional vote).

-----------------------------------------------------------------------
Fund                                              Shares Outstanding
                                                 as of September 14,
                                                         2005
                                                    (All Classes)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Convertible Securities Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Limited Term New York Municipal Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
MidCap Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Quest Balanced Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Quest Capital Value Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Quest International Value Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Quest Opportunity Value Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Quest Value Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Rochester Fund Municipals
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Small- & Mid-Cap Value Fund
-----------------------------------------------------------------------

      Beneficial Owners. Occasionally, the number of shares of a Fund held in
"street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding.  As of the Record Date, to the best of the knowledge of each Fund, the following shareholders owned of record or beneficially owned 5% or more of any class the outstanding voting shares of such
Fund:

Convertible Securities Fund

Limited Term New York Municipal Fund

MidCap Fund

Quest Balanced Fund

Quest Capital Value Fund

Quest International Value Fund

Quest Opportunity Value Fund

Quest Value Fund

Rochester Fund Municipals

Small- & Mid-Cap Value Fund

      The Manager, Distributor, and Transfer Agent.  Subject to the authority of the Board, the Manager is responsible for the day-to-day management of the
Funds' business pursuant to its investment advisory agreement with each Fund.

      OppenheimerFunds Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Funds' shares.  The
Manager and the Distributor are located at Two World Financial Center, 225
Liberty Street, 11th Floor, New York, NY 10281-1008.  OppenheimerFunds Services,
a division of the Manager, located at 6803 South Tucson Way, Centennial, CO
80112, serves as the transfer and shareholder servicing agent (the "Transfer
Agent") for the Funds.

      The Manager (including affiliates and subsidiaries) managed assets of more than $180 billion as of June 30, 2005, including more than 80 funds with more than seven million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual").  The
Manager and OAC are located at Two World Financial Center, 225 Liberty Street,
New York, NY 10281-1008.  MassMutual is located at 1295 State Street,
Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990.
As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except
MassMutual.  MassMutual has engaged in the life insurance business since 1851.

      The common stock of OAC is divided into three classes. At December 31,
2004, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock,
(ii) 12,642,025 shares of Class B voting stock, and (iii) 21,178,801 shares of
Class C non-voting stock in OAC. This collectively represented 96.808% of the outstanding common stock and 97.889% of the voting power of OAC as of that date.
Certain officers and/or directors of the Manager held (i) 366,486 shares of the
Class B voting stock, representing 0.64% of the outstanding common stock and
1.5% of the voting power, (ii) 183,039 shares of Class C non-voting stock, and
(iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 10,641,501 shares of Class C non-voting stock. That group includes persons who serve as officers of the Funds and John
V. Murphy, who serves as an officer of the Funds and is being nominated as a
Trustee for each Fund.

      Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the
Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price.

      The names and principal occupations of the executive officers and directors of the Manager are as follows: John V. Murphy, Chairman, President,
Chief Executive Officer and a director; Michael Baldwin, Executive Vice
President; Kurt Wolfgruber, Executive Vice President, Chief Investment Officer
and a director; Robert G. Zack, Executive Vice President and General Counsel;
Craig Dinsell and James Ruff, Executive Vice Presidents; Brian W. Wixted, Senior
Vice President and Treasurer; Mark Vandehey, Senior Vice President and Chief
Compliance Officer, and Bruce Dunbar, George Evans, Ronald H. Fielding, John
Forrest, Phillip S. Gillespie, Robert B. Grill, Steve Ilnitzki, Lynn Oberist
Keeshan, Thomas W. Keffer, Martin S.Korn, Chris Leavy, Angelo Manioudakis,
Charles McKenzie, Andrew J. Mika, Nikolaos D. Monoyios, David Pfeffer, David
Poiesz, David Robertson, Keith Spencer, Arthur Steinmetz, John Stoma, Martin
Telles, Jerry A. Webman, Diederick Werdmolder, William L. Wilby, Donna Winn,
Philip Witkower, Carol Wolf and Arthur J. Zimmer, Senior Vice Presidents. These
officers are located at one of the four offices of the Manager: Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008; 6803
South Tucson Way, Centennial, CO 80112; 350 Linden Oaks, Rochester, NY
14625-2807; or 10 St. James Avenue, Boston, MA 02116.

                       MORE ON PROXY VOTING AND THE MEETING

General information about Proxy Voting

Solicitation of Proxies.  The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be shared equally by the Manager and the
Funds.  Costs paid by the Funds will be allocated among the Funds on the basis of relative net assets.  In addition to solicitations by mail, officers of the
Fund or officers and employees of the Transfer Agent, without extra compensation, may conduct additional solicitations personally, by telephone or by any other electronic means available.

      Proxies also may be solicited by a proxy solicitation firm hired at the
Funds' expense to assist in the solicitation of proxies.  It is estimated the cost of engaging a proxy solicitation firm may be approximately $_____.
Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Funds and to obtain authorization for the execution of proxies.  For those services, they will reimbursed by the
Funds for their expenses to the extent the Funds would have directly borne those expenses.

      Currently, if any Fund determines to retain the services of a proxy solicitation firm, the Fund anticipates retaining Alamo Direct Mail Services,
Inc.  Any proxy solicitation firm engaged by a Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information;
(ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

      If a Fund does engage a proxy solicitation firm, as the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Funds.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

      In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy
Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided, via the internet or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1-800-225-5677 (1-800-CALL-OPP).  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled "Revoking a
Proxy."

      Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Funds have arranged to have votes recorded by telephone.
Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting. You may also vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers.  If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with the proposals.
Beneficial owners of street account shares cannot vote at the meeting.  Only record owners may vote at the meeting.

      A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.  Abstentions (but not broker non-votes) will have the same effect as a vote against the relevant proposal.
Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares
held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Funds' other shareholders have been timely received.

Quorum.

Proposal 1:  Electing Trustees:

(a)   Shareholders of Quest Balanced Fund, Quest Opportunity Value Fund and
               Small- & Mid-Cap Value Fund will vote together.  The presence in person or by proxy of the holders of record of 50% of the three
               Funds' aggregate shares outstanding and entitled to vote
               constitutes a quorum.

(b)   Shareholder of all other Funds will vote separately.  Except for MidCap
               Fund, the presence of a majority of each Fund's shares outstanding and entitled to vote constitutes a quorum.  For MidCap Fund, the presence in person or by proxy of the holders of record of one-third of the Fund's aggregate total shares outstanding and entitled to vote constitutes a quorum.

      Shares over which broker-dealers have discretionary voting power and shares whose proxies reflect an abstention on the proposal are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the proposal.

Proposal 2:  Changes to, or Elimination of, Fundamental Investment Policies.
Shareholders of each Fund will vote separately on each applicable sub-proposal in Proposal 2.  The presence in person or by proxy of the holders of record of more than 50% of each Fund's shares outstanding and entitled to vote constitutes a quorum for the sub-proposals in Proposal 2.

      Shares that represent broker non-votes cannot be voted for any sub-proposal and are not counted as shares present.  Shares whose proxies reflect an abstention on any sub-proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for each sub-proposal.

Required Vote

Proposal 1:  Electing Trustees.  Persons nominated as Trustees must receive a plurality of the votes cast, which means that the six (6) (or seven (7))
nominees receiving the highest number of affirmative votes for each Fund cast at the Meeting will be elected.

Proposal 2:  Changes to, or Elimination of, Fundamental Investment Policies.
Each sub-proposal item contained in Proposal 2 requires the approval of a
"majority of the outstanding voting securities" of each Fund voting separately.
A "majority of the outstanding voting securities" means the lesser of one more than half of the number of shares that are issued and outstanding as of the
Record Date or 67% of the voting shares of the Fund present at the Special
Meeting if more than 50% of the voting shares of the Fund are present at the
Special Meeting in person or by proxy. Abstentions will have the effect of a
"no" vote of obtaining requisite approval for the sub-proposals in Proposal 2.

      In the event a quorum is not present or sufficient votes in favor of one of the proposals set forth in the Notice of Meeting of Shareholders or is not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the
Meeting to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds' shareholders.  A vote may be taken on a proposal in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

      How are votes counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

      With respect to nominees for Trustees, you may direct the proxy holders to vote your shares "FOR ALL" Trustees or "FOR ALL EXCEPT" certain Trustees for whom you choose to withhold authority to vote, or you may direct the proxy holders to "WITHHOLD AUTHORITY FOR ALL" Trustees, in each case by checking the appropriate boxes.  With respect to each sub-proposal in Proposal 2, you may direct the proxy holders to vote your shares on the sub-proposal by checking the appropriate box "FOR" or "AGAINST", or instruct them not to vote those shares on the sub-proposal by checking the "ABSTAIN" box.

      If you properly execute and return a proxy ballot but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each sub-proposal in Proposal 2.

      Revoking a Proxy.  You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Funds a later-dated proxy, or (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time,  on the last business day before the Meeting.

      Shareholder Proposals.  The Funds are not required and do not intend to hold shareholder meetings on a regular basis.  Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds' Statements of Additional Information).  Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting.  Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.  Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy
Statement.  A proposal submitted for inclusion in a Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

Shareholder Communications to the Board

      Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees of the applicable Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way,
Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee, the shareholder should so indicate.

Reports to Shareholders and Financial Statements

      The Annual Report to Shareholders of each Fund, including financial statements of the Fund, has previously been sent to shareholders.  Upon request, each Fund's most recent annual and subsequent semi-annual report (if available)
is available at no cost.  To request a report, please call the Funds toll-free at 1-800-CALL OPP (1-800-225-5677), or write to the Funds at OppenheimerFunds
Services, P.O. Box 5270, Denver, Colorado  80217-5270.

      To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records.  The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses.

      If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1.800.647.7374.
You may also notify the transfer agent in writing at 6803 South Tucson Way,
Centennial, Colorado 80112.  Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

      OTHER MATTERS

      The Trustees do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Trustees and the
Manager are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees/Directors

Robert G. Zack, Secretary
September 23, 2005

                                                                        APPENDIX A

                       AMENDED AND RESTATED CHARTER OF THE
                                 AUDIT COMMITTEE
                                      OF THE
                           Board III Oppenheimer Funds
                             (Adopted June 17, 2004)

      The Audit Committee shall assist the Boards of the "Board III Oppenheimer funds" (each, a "Fund" and collectively, the "Funds") in connection with the
Boards' oversight of the integrity of each Fund's semi-annual and annual financial statements, its compliance with legal and regulatory requirements, the qualifications and independence of its independent auditors and the performance of its independent auditors and the internal audit function. The Committee shall oversee the accounting and financial reporting processes and audits of the financial statements of the Funds, and shall assist the Boards of
Trustees/Directors of the Funds in carrying out other functions assigned to it by the Boards.

      In carrying out its functions, the Committee shall have the following responsibilities, functions and authority:

1.    The Committee shall be responsible for the appointment, subject, if applicable, to shareholder ratification, (or decision to terminate), compensation and oversight of the work of the independent certified public accountants and auditors of each Fund (the "Auditors") for the purpose of preparing or issuing audit reports or related work.  The Auditors shall report directly to the Committee.

1.01  As a condition on retaining the Auditors or continuing their engagement, the Committee shall require the Auditors to rotate the lead or concurring audit partner for a Fund at least every five fiscal years.

1.02  As a condition of engaging the Auditors or continuing their engagement, the Committee shall ascertain that the Fund's Chief Executive
            Officer, Controller (if any), Chief Financial Officer, Chief
            Accounting Officer (if any) or any person serving in an equivalent position was not employed by the Auditors and did not participate in any capacity on behalf of the Auditors in the audit of the Fund during the one-year preceding the date of the initiation of the audit for which the Auditors are engaged.

1.03  Upon the request of the Auditors or fund management, the Committee shall have the authority to pre-approve the performance by the Auditors of any non-audit service, including tax services, for a Fund, if such service is not a prohibited service under Section 201 of the
            Sarbanes-Oxley Act of 2002, and such pre-approval shall be required before any such service may be performed for a Fund.  The Committee shall timely advise the Chief Executive Officer and Chief Financial
            Officer of the Fund (or whoever shall be responsible for preparing and filing a Fund's reports under Section 13(a) of the Securities
            Exchange Act of 1934) of the approval of such non-audit service and shall direct that such service be disclosed in such reports.
2.    The Committee shall maintain a direct line of communication and meet with the Auditors for each Fund to review at least annually based upon information provided by the Auditors:

2.01  The scope of audits and audit reports;

2.02  The personnel, staffing, qualifications and experience of the Auditors;

2.03  The independence of the Auditors, including certification by the Auditors of their independence and assurances by the Auditors that they have not provided to such Fund any non-audit services that are prohibited by the Sarbanes-Oxley Act of 2002, including:

(a)   bookkeeping or other services related to the accounting records or financial statements of the Fund;
(b)   financial information systems design and implementation;
(c)   appraisal or valuation services, fairness opinions or contribution-in-kind reports;
(d)   actuarial services;
(e)   internal audit outsourcing services;
(f)   management functions or human resources;
(g)   broker or dealer, investment adviser, or investment banking services;
(h)   legal services or expert services unrelated to audit; and
(i)   any other service that the Public Company Accounting Oversight  Board determines is impermissible.

      2.04  The Auditor's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

      2.05  The compensation of the Auditors;

      2.06  The audited financial statements and other financial information submitted by the Auditors;

2.07  All material written communications between the officers of the Fund and officers of its investment manager, and the Auditors, including
            (without limitation) any management letters submitted by the
            Auditors in connection with audits of financial statements of such
            Fund and the responses of the Fund's management;

2.08       All recommendations and comments submitted to the Boards of the Funds or the
                  Committee by the Auditors, either written or verbal;

      2.09  All critical accounting policies and practices to be used; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of a Fund, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the
            Auditors; changes in accounting and auditing procedures, principals, practices, standards and reporting;

      2.10  Determination of areas of substantial risk in accurate reporting of financial results and operations of the Fund;

      2.11  Any problems or difficulties encountered in the course of the audit of the Fund, and management's response,

2.12  The qualifications of the principal financial officer of the Funds;

      2.13  Matters required to be discussed pursuant to Statement of Auditing
            Standards No. 61; and

      2.14  Tax matters affecting the Fund, including:

(a)   Compliance with the provisions of the Internal Revenue Code and regulations, including annual reviews for such Fund concerning qualification as a regulated investment company under the
                  Internal Revenue Code; and

(b)   Tax legislation and rulings.

3.    The Committee shall also receive and review reports and materials submitted by any certified public accounting or auditing firm concerning the following matters:

3.01  Reports concerning the policies, procedures, operating effectiveness and internal controls of the investment manager's Accounting Department,

3.02  Reports concerning portfolio accounting system software used by the investment manager and its Accounting Department's use and implementation thereof;

3.03  Reports concerning the internal controls and performance of the Funds'
            Transfer Agent under and compliance with shareholder servicing and transfer agency agreements which relate to Fund accounting matters or a Fund's financial statements; and

3.04  Reports and materials concerning the classes of shares of the Funds, including the Manager's operations and control policies and procedures, net asset value per share calculations, dividend and distribution determinations and allocations of income and expenses.

4.    The Committee shall also consider and review the following matters:

4.01  Reports from the Internal Auditing Department of the Funds' investment manager and the Committee shall from time to time meet with the investment manager's internal audit staff to discuss the reports;

4.02  Annual and semi-annual reports for the Funds, and the Committee shall from time to time meet with appropriate personnel of the investment manager's Accounting Department for this purpose;

4.03  Matters relating to a Fund's Custodian(s) that relate to audit issues;

      4.04  Valuation of portfolio investments, including determinations of fair value or the procedures for the determination of the fair value of any such investments as do not have a readily ascertainable market value;

      4.05  Reports concerning allocations of fidelity blanket bond and D&O/E&O insurance premiums and coverages;

      4.06  Reports concerning multi-peril property and casualty insurance;

      4.07  Reports concerning undistributed income and capital gains, and other items pertaining to Fund dividends and their accruals;

4.08  Review of periodic reports from each Fund's Chief Executive Officer and
         Chief
                  Financial Officer (or any disclosure committee of the
      investment manager of the

                  Fund or whoever is responsible for the preparation and filing of the Fund's

                  periodic reports under the Securities Exchange Act of 1934) on disclosure

                  controls and procedures required under Rules 13a-15 and 15d-15
      (as they may be

                  amended from time to time) of the Securities Exchange Act of
      1934, and the

                  evaluation of the effectiveness of the design and operation of such disclosure

                  controls and procedures and the identification of significant changes thereto;

4.09  Reports from the investment manager concerning compliance with Fund policies
                  as well as applicable regulations and laws;

4.10  Reports from the Chief Executive Officer and Chief Financial Officer of
         the
                  Funds as to the certification of periodic reports filed under the Securities

                  Exchange Act of 1934; and

      4.11  Any other matters referred to it by the Board or Chief Executive
            Officer of any Fund.

5.    The Committee shall recommend to the Board of each Fund whether its audited and semi-annual financial statements should be published and included in any filing with the Securities and Exchange Commission, including, without limitation, the annual report to shareholders required by Rule 30d-1 under the Investment Company Act of 1940 (the "1940 Act").

6.    The Committee shall evaluate and make recommendations regarding the compensation and expenses paid and other benefits provided by the Funds to the independent and interested Board members.

7.    The Committee shall select and nominate for approval by the Board nominees for new independent Board members.  The Committee may, but need not, consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

8.    The Committee shall render reports to the Boards with respect to the results of its reviews and its recommendations, if any.

9.    The Committee shall consider and make recommendations to the Board regarding adoption of fund governance policies and practices, including consideration of legal requirements and "best practices" recommended or adopted by investment company trade associations, auditing firms or other professional organizations.

10.   The Committee shall receive and review reports to be provided by the investment manager of the Funds, or the investment manager's affiliates, legal counsel, and/or auditors, disclosing in a timely manner any material impairment of the investment manager's ability to provide effective investment management, shareholder servicing, or distribution services to a Fund or the Funds, including without limitation any material financial impairment, material accounting irregularities, material adverse litigation or regulatory proceeding or investigation, or material adverse public relations matter affecting the investment manager, the general distributor, and/or the transfer agent and/or its or their key management personnel.

11.   The Committee shall establish and periodically review procedures for: (A)
      the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters;
      and (B) the confidential, anonymous submission by employees of the Funds, investment manager, transfer agent, general distributor, or any other provider of accounting related services for the Funds of concerns regarding accounting or auditing matters related to the Funds.

12.   The Committee shall serve as the Fund's Qualified Legal Compliance
      Committee ("QLCC") pursuant to the Securities and Exchange Commission's
      "Standards of Professional Conduct for Attorneys Appearing and Practicing
      Before the Commission in the Representation of an Issuer" as set forth in
      17 CFR, Part 205.2 of Title 17, Chapter II of the Code of Federal
      Regulations ("SEC Attorney Reporting Regulations") and the Funds'
      compliance procedures implementing those standards for the attorneys who represent the Funds before the Securities and Exchange Commission ("Fund's
      Attorney Reporting Procedures").  The QLCC shall establish procedures for the confidential receipt, retention and consideration of any report of
      Evidence of a Material Violation" (as that term is defined in the SEC
      Attorney Reporting Regulations.

12.01 The QLCC shall have the authority and responsibility to (i) notify the
            Fund's Chief Legal Officer and Principal Executive Officer (or the
            equivalents thereof) of any Evidence of a Material Violation (ii) to determine if an investigation is warranted, and if so, to direct the
            Chief Legal Officer or Outside Counsel (as that term is defined in the Fund's Attorney Reporting Procedures) to conduct such an investigation, notify the Board of such investigation, and retain expert personnel; (iii) at the conclusion of the investigation, to recommend, by majority vote, that the Fund implement an appropriate response to Evidence of a Material Violation, and inform the Chief
            Legal Officer, Principal Executive Officer (or the equivalents thereof) and the Board of the result of the investigation and appropriate remedial measures.

12.02 The QLCC shall have the authority and responsibility, acting by majority vote, to take "all other appropriate action," including the authority to notify the Securities and Exchange Commission of the
            Fund's failure to take appropriate action.

13.   The Committee shall meet upon the call of the Chairman and the Committee may set its agendas and the places and times of Committee meetings.  The
      Committee may request reports and other information from the Funds'
      investment manager, general distributor, and Transfer Agent and may request officers and personnel of such entities to meet with the Committee from time to time.  The Committee shall periodically meet, assisted at its discretion by outside legal counsel or other advisors, alone and outside the presence of personnel of such entities, and separately with the
      Auditors or with internal auditors.  The Committee may employ and meet with any experts and other persons as it deems necessary to perform its functions.  The Committee shall keep minutes and records of its meetings and shall report to the Board.

14.   The Committee shall be composed of at least three members, all of whom are independent Board members (those who are not "interested persons" of the
      Fund as defined by section 2(a)(19) of the 1940 Act).

15.   The Board shall determine whether any of the Audit Committee's members is a "financial expert" (as defined by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002).

16.   Committee members shall not accept any consulting, advisory or other compensatory fee from a Fund except in their capacity as a member of the
      Committee, the Board of Trustees/Directors, or any other committee of the
      Board.

17.   The term of the Chairman of the Committee shall be one year.  The Chairman and the Members of the Committee shall be appointed by the Chairman of the
      Board of the Funds, provided that the Chairman of the Board of the Funds is an independent Board member, otherwise by the full Board.
18.   The Committee shall have the authority to engage independent legal counsel
      (which may be the same counsel as counsel to the independent
      Trustees/Directors of the Board) and other advisers as it deems necessary to carry out its duties.

19.   The Committee shall evaluate and make recommendations to the Board regarding any retirement plan, deferred compensation plan and other benefits provided by the Fund to independent and interested Board Members.

20.   The Committee shall review this Charter and its own performance annually and recommend to the Boards any changes to the Charter that the Committee deems appropriate. This Charter may be amended or modified from time to time by the Board of any Fund with respect to that Fund.

                              Amended and approved by the Boards of the Board
                              III Oppenheimer Funds on  June 17, 2004

                              -------------------------------

                              Robert G. Zack, Secretary of the Funds

PROXY CARD                    OPPENHEIMER FUNDS                 PROXY CARD

              PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 5, 2005

The  undersigned,  revoking  prior  proxies,  hereby  appoints  Brian  Wixted,
Philip  Vottiero,  and Kathleen Ives,  and each of them, as  attorneys-in-fact and  proxies  of the  undersigned,  with full power of  substitution,  to vote shares  held in the name of the  undersigned  on the record  date at the Joint
Special  Meeting  of  Shareholders  to be  held  at  6803  South  Tucson  Way,
Centennial,  Colorado,  80112,  on  December  5, 2005,  at 1:00 P.M.  Mountain
time,  or at any  adjournment  thereof,  upon the  proposal  described  in the
Notice of Meeting and accompanying  Proxy Statement,  which have been received by the undersigned.

This   proxy   is    solicited   on   behalf   of   each   Fund's   Board   of
Trustees/Directors,  and the  proposals  (set forth on this  proxy  card) have been proposed by the Board of Trustees/Directors.

When  properly  executed,  this proxy will be voted as  indicated or "FOR" the proposals  if no choice is  indicated.  The proxy will be voted in  accordance with the proxy  holders'  best judgment as to any other matters that may arise at the Meeting.

                                                      VOTE VIA THE INTERNET:
                                                      https://vote.proxy-direct.com
                                                      VOTE VIA THE TELEPHONE:
                                                      1-866-241-6192
                                                      999  9999  9999  999

FUNDS                  FUNDS                 FUNDS                  FUNDS
-----                  -----                 -----                  -----
Convertible Securities MidCap                Quest Capital Value    Quest
Balanced
Quest Opportunity Value Quest Small- & Mid- Cap Value               Quest
International Value    Quest Value
Rochester Fund Municipals                      Limited Term NY Municipal

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.  To elect a Board of Trustees

01  Paul Y. Clinton    02  Thomas W. Courtney03  Robert G. Galli
04  Lacy B. Hermann    05  John W. Murphy    06  Brian F. Wruble

                                              For  Withhold Authority For All
For  Withhold Authority  For All                            For  Withhold
Authority For All
         For All                    Except                          For
All
Except                                                                      For
All                  Except

MidCap                        Quest Balanced                Quest Capital Value
Quest International Value     Quest Opportunity Value       Quest Value
Small- & Mid- Cap Value

If you wish to  withhold  authority  to vote your  shares  "FOR" a  particular nominee,  mark the "FOR ALL EXCEPT" box and write the  nominee's  number(s) on
the  line   provided.   Your  shares   will  be  voted  "FOR"  any   remaining
nominee(s).
-------------------------------------------------------------------

1.  To elect a Board of Trustees

01  Paul Y. Clinton    02  Thomas W. Courtney03  Robert G. Galli
04  Lacy B. Hermann    05  John W. Murphy    06  Brian F. Wruble

07  John Cannon
                                              For  Withhold Authority For All
For  Withhold Authority  For All                            For  Withhold
Authority For All
         For All                    Except                          For
All
Except                                                                      For
All                  Except

Convertible Securities        Limited Term NY Municipal     Rochester Fund
Municipals

If you wish to  withhold  authority  to vote your  shares  "FOR" a  particular nominee,  mark the "FOR ALL EXCEPT" box and write the  nominee's  number(s) on the line provided.  Your shares will be voted "FOR" any remaining nominee(s).

2. To approve  changes to, or the elimination of certain  fundamental  investment policies of the Funds
2.a. To Approve Changes to the Funds' Policies on Borrowing

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Convertible Securities        Limited Term NY Municipal     Quest Balanced
Quest Capital Value           Quest International Value     Quest Opportunity
Value
Quest Value                   Rochester Fund Municipals     Small- & Mid- Cap
Value

2.b. To Approve Changes to the Funds' Fundamental  Investment  Policies Regarding
Concentration of Investments in an Industry

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Convertible Securities        Limited Term NY Municipal     MidCap
Quest Balanced                Quest Capital Value           Quest International
Value
Quest Opportunity Value       Quest Value                   Rochester Fund
Municipals
Small- & Mid- Cap Value

2.c. To Amend the Policy on Diversification of Investments

                FOR    AGAINST  ABSTAIN                     FOR    AGAINST
ABSTAIN                       FOR    AGAINST  ABSTAIN

Convertible Securities        Limited Term NY Municipal     MidCap
Quest Balanced                Quest Capital Value           Quest International
Value
Quest Opportunity Value       Quest Value                   Rochester Fund
Municipals
Small- & Mid- Cap Value

2.d. To Eliminate Policy on Put and Call Options

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Convertible Securities        Limited Term NY Municipal     Quest Value

2.e. To Eliminate  the Policy on  Investment in Issuers of Whose Shares are Owned
by the Fund's Trustees or Officers

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Convertible Securities        Limited Term NY Municipal     Quest Balanced
Quest Capital Value           Quest International Value     Quest Opportunity
Value
Quest Value                   Rochester Fund Municipals     Small- & Mid- Cap
Value

 2.f.                         To Reclassify, as Non-Fundamental, the Policy on
Investing in Other Investment Companies

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Convertible Securities        Quest International Value     Quest Value

2.g. To Approve Changes to the Funds' Fundamental Investment Policies Regarding
     Making Loans

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Convertible Securities        Limited Term NY Municipal     MidCap
Quest Balanced                Quest Capital Value           Quest International
     Value
Quest Opportunity Value       Quest Value                   Rochester Fund
     Municipals
Small- & Mid- Cap Value

2.h. To Eliminate the Policy on Margin and Short Sales

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN

Convertible Securities                       Limited Term NY Municipal
Rochester Fund Municipals

2.i. To Eliminate the Policy on Pledging, Mortgaging or Hypothecating of Assets

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Limited Term NY Municipal     Quest Balanced Fund           Quest Capital Value
     Fund
Quest International Value     Quest Opportunity Value       Quest Value
Rochester Fund Municipals     Small- & Mid-Cap Value

2.j. To Amend the Policies on Real Estate and Commodities

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Convertible Securities        Limited Term NY Municipal     MidCap
Quest Balanced                Quest Capital Value           Quest International
     Value
Quest Opportunity Value       Quest Value                   Rochester Fund
     Municipals
Small- & Mid- Cap Value

2.k. To Amend the Policy on Senior Securities

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Convertible Securities        Limited Term NY Municipal     MidCap
Quest Balanced                Quest Capital Value           Quest International
     Value
Quest Opportunity Value       Quest Value                   Rochester Fund
     Municipals
Small- & Mid- Cap Value

2.l.                          To Amend the Policy on Underwriting

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Convertible Securities        Limited Term NY Municipal     MidCap
Quest Balanced                Quest Capital Value           Quest International
     Value
Quest Opportunity Value       Quest Value                   Rochester Fund
     Municipals
Small- & Mid- Cap Value

2.m. To Eliminate Policy on Investments in Unseasoned Issuers

                                              FOR    AGAINST  ABSTAIN
Convertible Securities

2.n. To Eliminate Policies on Miscellaneous Investment Restrictions (Warrants
     and Other Equity Securities)

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN
Convertible Securities        Limited Term NY Municipal     Quest Opportunity
     Value

2.o. To Eliminate the Policy on Investing to Exercise Control

                                              FOR    AGAINST  ABSTAIN
FOR    AGAINST  ABSTAIN                      FOR    AGAINST  ABSTAIN

Limited Term NY Municipal           Quest Balanced                      Quest
     Capital Value
Quest International Value     Quest Opportunity Value       Quest Value
Rochester Fund Municipal      Small- & Mid- Cap Value